[front cover]

SEPTEMBER 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

SHORT-TERM TREASURY
INTERMEDIATE-TERM TREASURY
LONG-TERM TREASURY


                                               [american century logo (reg. sm)]
                                                                        American
                                                                         Century

[inside front cover]


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

SHORT-TERM TREASURY
(BSTAX)
----------------------------------------

INTERMEDIATE-TERM TREASURY
(CPTNX)
----------------------------------------

LONG-TERM TREASURY
(BLAGX)
----------------------------------------


TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Strong economic growth and increasing inflation anxiety resulted in higher interest rates during the six months ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth influenced the Federal Reserve (the U.S. central bank) to raise short-term interest rates twice during the summer of 1999 to rein in the U.S. economy and reduce pressures on prices and wages.

     In this hostile environment for U.S. bonds, American Century's Short-, Intermediate-, and Long-Term Treasury funds continued to provide competitive returns, either beating their benchmarks or their peer group averages. Fund investors have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     Turning to corporate matters, American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've made strategic investments in several other financial services firms, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature--part of the personalized performance section -- as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note--in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                     Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SHORT-TERM TREASURY
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Schedule of Investments ................................................    7
INTERMEDIATE-TERM TREASURY
   Performance Information ................................................    8
   Management Q&A .........................................................    9
   Portfolio at a Glance ..................................................    9
   Schedule of Investments ................................................   11
LONG-TERM TREASURY
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Portfolio at a Glance ..................................................   13
   Schedule of Investments ................................................   15
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   16
   Statements of Operations ...............................................   17
   Statements of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   22
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   28
   Background Information
      Investment Philosophy
         and Policies .....................................................   29
      Comparative Indices .................................................   29
      Lipper Rankings .....................................................   29
      Investment Team
         Leaders ..........................................................   29
   Glossary ...............................................................   30


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Rising interest rates led to disappointing returns for U.S. Treasury and agency securities.

* Short-term securities, which are the least sensitive to interest rate changes, produced modest gains, while intermediate- and long-term securities suffered losses.

* Treasury inflation-indexed securities, whose prices and yields are less vulnerable to inflation and rising interest rates, held up reasonably well.

* Recently issued "on-the-run" Treasurys generally outperformed older, slightly less liquid "off-the-run" securities. However, the "off-the-runs" offered higher yields.

SHORT-TERM TREASURY

* Short-Term Treasury's return was limited by rising interest rates; however, the fund outperformed the average short Treasury fund, according to Lipper (see page 4).

* For the six months, the portfolio's yield rose from 4.66% to 5.27%, which was better than the 5.01% average yield of the funds in the Lipper group.

* The main reason Short-Term Treasury did well compared with the Lipper group was that the fund had a relatively short duration. A shorter duration meant the fund held up comparatively well despite higher interest rates.

* We have a cautious outlook for the market and interest rates, so we'll likely continue to position the fund's duration conservatively going forward.

INTERMEDIATE-TERM TREASURY

* Rising interest rates hurt the fund's returns. However, the fund performed better than the average return of its Lipper peer group (see page 8).

* The fund's yield benefited from investments in older Treasurys known as "off-the-run" securities.

* Intermediate-Term Treasury also benefited from the strong relative performance of Treasury inflation-indexed securities.

* We re-established the fund's position in agency securities after the difference between Treasury and agency yields widened significantly during the summer.

* Our generally bearish outlook led us to keep duration shorter than that of the fund's peers for most of the period.

LONG-TERM TREASURY

* It was a difficult period for the U.S. bond market due to inflation fears and rising interest rates. The fund's performance reflected that environment.

* Long-Term Treasury outperformed its benchmark index because it held Treasury inflation-indexed securities.

* We also added Treasury zero-coupon bonds to the portfolio. If yields move lower or remain stable, these securities should outperform similar-maturity coupon-bearing Treasury securities.

* We'll continue to emphasize older "off-the-run" Treasury securities, which are poised to do well under a proposed Treasury buyback program.

[left margin]

                  SHORT-TERM TREASURY(1)
                        (BSTAX)
       TOTAL RETURNS:             AS OF 9/30/99
          6 Months                        1.21%(2)
          1 Year                          2.37%
       30-DAY SEC YIELD:                  5.27%
       INCEPTION DATE:                   9/8/92
       NET ASSETS:                $70.8 million(3)

              INTERMEDIATE-TERM TREASURY(1)
                        (CPTNX)
       TOTAL RETURNS:             AS OF 9/30/99
          6 Months                       -0.16%(2)
          1 Year                         -1.92%
       30-DAY SEC YIELD:                  5.67%
       INCEPTION DATE:                  5/16/80
       NET ASSETS:               $379.7 million(3)

                 LONG-TERM TREASURY(1)
                        (BLAGX)
       TOTAL RETURNS:             AS OF 9/30/99
          6 Months                       -2.57%(2)
          1 Year                         -7.38%
       30-DAY SEC YIELD:                  6.01%
       INCEPTION DATE:                   9/8/92
       NET ASSETS:               $111.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 4, 8, and 12.

Investment terms are defined in the Glossary on pages 30-31.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Rising interest rates led to disappointing returns for U.S. Treasury and agency securities during the six months ended September 30, 1999 (see the return table at right). Short-term securities, which are the least sensitive to interest rate changes, produced modest gains, while intermediate- and long-term securities suffered losses.

     Treasury inflation-indexed securities (TIIS), whose prices and yields are less vulnerable to inflation and rising interest rates, held up reasonably well. For example, the 10-year TIIS yield rose from 3.91% to 4.07%, while the 10-year Treasury bond yield increased from 5.28% to 6.00%.

BONDS PRESSURED BY  INFLATION JITTERS

     Stronger-than-expected economic growth fanned inflationary fears and raised the specter of higher interest rates. Economies worldwide -- especially Japan's -- showed signs of rebounding, and the U.S. economy hummed along at a healthy clip. Robust economic growth, coupled with a surprisingly strong inflation report for April, pushed bond yields higher across the board.

     By May, the bond market began to worry that the Federal Reserve (the U.S. central bank) might raise short-term interest rates to slow the U.S. economy. The Fed did in fact raise rates at the end of June and in late August by a total of 50 basis points (0.50%).

LINGERING DOUBTS

     The Fed characterized the two rate increases as a reversal of the rate cuts it made in 1998 when global financial market instability threatened to derail the U.S. economy. The Fed stated that its actions "should markedly diminish the risk of rising inflation going forward."

     But those words weren't enough to soothe the bond market. Signs of continued economic strength and anecdotal evidence of rising wages were a source of concern for bond investors. Yields continued to rise in anticipation of another Fed rate hike before year's end.

     As a result, U.S. government bonds gave their worst showing since 1994.

SHIFTING SPREAD RELATIONSHIPS

     Changing supply patterns caused the yield difference (spread) between Treasury and agency securities to widen during the summer, then snap back in the fall. The supply of U.S. Treasurys fell as the government curtailed issuance in response to the federal budget surplus. In contrast, various federal agencies dramatically stepped up their issuance. By September, however, agency issuance cooled off and spreads narrowed.

     Thanks to continued strong demand for "liquid" bonds (those that are most easily bought and sold), recently issued "on-the-run" Treasurys generally outperformed older, slightly less liquid "off-the run" securities. However, the "off-the-runs" offered higher yields.

[right margin]

"RISING INTEREST RATES LED TO DISAPPOINTING RETURNS FOR U.S. TREASURY AND AGENCY SECURITIES."

BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
   SALOMON BROTHERS 1- TO 3-YEAR
      TREASURY/AGENCY INDEX             1.85%
   SALOMON BROTHERS 3- TO 10-YEAR
      TREASURY INDEX                   -0.01%
   SALOMON BROTHERS LONG-TERM
      TREASURY/AGENCY INDEX            -2.76%

Source: Russell/Mellon Analytical Services and Bloomberg Financial Markets.

[line graph - data below]

RISING & FLATTENING TREASURY YIELD CURVE

               3/31/99             9/30/99
YEARS TO
MATURITY
1               4.72%               5.19%
2               4.99%               5.60%
3               5.03%               5.65%
4               5.07%               5.70%
5               5.10%               5.76%
6               5.13%               5.78%
7               5.16%               5.80%
8               5.19%               5.82%
9               5.22%               5.84%
10              5.24%               5.87%
11              5.26%               5.88%
12              5.28%               5.89%
13              5.30%               5.90%
14              5.32%               5.91%
15              5.34%               5.92%
16              5.36%               5.93%
17              5.38%               5.94%
18              5.40%               5.95%
19              5.42%               5.96%
20              5.44%               5.97%
21              5.46%               5.98%
22              5.48%               5.99%
23              5.50%               6.00%
24              5.52%               6.01%
25              5.54%               6.01%
26              5.56%               6.02%
27              5.58%               6.02%
28              5.60%               6.03%
29              5.62%               6.04%
30              5.63%               6.05%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Short-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                           INVESTOR CLASS (INCEPTION 9/8/92)                  ADVISOR CLASS (INCEPTION 10/6/97)
            SHORT-TERM  SALOMON 1- TO 3-YR.     SHORT U.S. TREASURY FUNDS(2)   SHORT-TERM  SALOMON 1- TO 3-YR.
             TREASURY   TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING   TREASURY   TREAS./AGENCY INDEX
===================================================================================================================
6 MONTHS(1)    1.21%         1.85%                1.18%              --           1.09%            1.85%
1 YEAR         2.37%         3.25%                1.80%         12 OUT OF 25      2.12%            3.25%
===================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        5.35%         6.00%                5.40%          8 OUT OF 19       --               --
5 YEARS        5.61%         6.35%                5.88%         11 OUT OF 15       --               --
LIFE OF FUND   4.78%        5.39%(3)             4.92%(3)       6 OUT OF 8(3)     4.52%           5.42%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/92, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 28-30 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 9/30/99 Salomon 1- to 3-Year
   Treasury/Agency Index          $14,444
Short-Term Treasury               $13,863

                       Short-Term      Salomon 1- to 3-Year
                        Treasury       Treasury/Agency Index
DATE                     VALUE                 VALUE
9/30/1992               $10,000               $10,000
12/31/1992               $9,992               $10,022
3/31/1993               $10,247               $10,237
6/30/1993               $10,355               $10,352
9/30/1993               $10,480               $10,499
12/31/1993              $10,525               $10,563
3/31/1994               $10,468               $10,511
6/30/1994               $10,466               $10,515
9/30/1994               $10,553               $10,616
12/31/1994              $10,541               $10,619
3/31/1995               $10,872               $10,967
6/30/1995               $11,187               $11,313
9/30/1995               $11,334               $11,476
12/31/1995              $11,589               $11,760
3/31/1996               $11,602               $11,808
6/30/1996               $11,689               $11,929
9/30/1996               $11,862               $12,127
12/31/1996              $12,066               $12,354
3/31/1997               $12,138               $12,438
6/30/1997               $12,381               $12,709
9/30/1997               $12,604               $12,958
12/31/1997              $12,803               $13,176
3/31/1998               $12,974               $13,367
6/30/1998               $13,160               $13,572
9/30/1998               $13,546               $13,990
12/31/1998              $13,627               $14,096
3/31/1999               $13,700               $14,182
6/30/1999               $13,704               $14,263
3/31/1999               $13,863               $14,444

$10,000 investment made 9/30/92(3)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury/Agency Index is provided for comparison in each graph. Short-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                  Short-Term      Salomon 1- to 3-Year
                   Treasury      Treasury/Agency Index
DATE                RETURN              RETURN
9/30/1993            4.77%               4.94%
9/30/1994            0.69%               1.14%
9/30/1995            7.40%               8.18%
9/30/1996            4.65%               5.67%
9/30/1997            6.26%               6.89%
9/30/1998            7.48%               7.93%
9/30/1999            2.37%               3.25%


4      1-800-345-2021


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Newlin Rankin]
     An interview with Newlin Rankin, a portfolio manager on the Short-Term Treasury fund investment team.

HOW DID SHORT-TERM TREASURY PERFORM IN THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     The portfolio's performance reflected the difficult investment climate for short-term government bonds through September 30, 1999, when higher interest rates limited returns (see page 3). For the six months, Short-Term Treasury had a return of 1.21%, which compares favorably with the 1.18% average return of the 26 Short U.S. Treasury funds tracked by Lipper Inc.*

     However, the fund's return since late last year is even better on a relative basis. For the 12 months ended September 30, Short-Term Treasury returned 2.37%, while the average short U.S. Treasury fund returned 1.80% (see the previous page for additional performance comparisons).

WHAT ABOUT THE PORTFOLIO'S YIELD? HOW DOES IT COMPARE?

     We manage Short-Term Treasury to try to give shareholders higher yields than a money market fund but without the price volatility of a longer-term bond fund. Not only are we delivering on that goal, but we're also providing more income than the average short Treasury fund. On September 30, our fund had a 30-day SEC yield of 5.27%, while the Lipper group had an average yield of 5.01%. And shareholders should keep in mind that the majority of the portfolio's income is free from state and local taxes, so your after-tax income may be even higher.

SHORT-TERM TREASURY'S YIELD INCREASED SIGNIFICANTLY IN THE PAST SIX MONTHS. WHY

     Yields on short-term securities rose primarily because the Federal Reserve raised interest rates twice in the last six months (see page 3 for more details)
 . Yields on two- to five-year Treasurys tend to be very responsive to rate changes. From March to September, the yield on two-year Treasurys rose about 60 basis points (a basis point equals 0.01%, so 60 basis points equal 0.60%). Because the fund operates within that maturity spectrum, higher yields at the short end of the Treasury yield curve pushed the fund's yield from 4.66% on March 31 to 5.27% on September 30.

WHY DID SHORT-TERM TREASURY OUTPERFORM THE LIPPER GROUP AVERAGE?

     The key to understanding the fund's performance relative to the Lipper group is duration. Duration measures a bond portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price gains when rates fall, and the more its price declines when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"WE SHORTENED DURATION FROM 2.1 YEARS IN MARCH TO 1.7 YEARS AT THE END OF SEPTEMBER TO HELP REDUCE THE PORTFOLIO'S EXPOSURE TO RISING RATES."

PORTFOLIO AT A GLANCE
                                9/30/99           3/31/99
NUMBER OF SECURITIES               5                 8
WEIGHTED AVERAGE
   MATURITY                     1.9 YRS           2.2 YRS
AVERAGE DURATION                1.7 YRS           2.1 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)               0.51%*            0.51%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1999
                                INVESTOR           ADVISOR
                                 CLASS             CLASS
30-DAY SEC YIELD                 5.27%             5.02%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      5


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Because we try to deliver a pure play on the short end of the government bond market, Short-Term Treasury typically has a shorter duration than the Lipper group average. That means the portfolio often outperforms when rates rise and underperforms when rates decline.

HOW DID YOU MANAGE DURATION OVER THE LAST SIX MONTHS?

     We shortened duration from 2.1 years in March to 1.7 years at the end of September to help reduce the portfolio's exposure to rising rates. That shorter duration helped the fund hold up relatively well, despite the big increase in short-term interest rates in recent months.

WHAT OTHER CHANGES DID YOU MAKE TO  THE PORTFOLIO?

     We made some modest adjustments to the portfolio's composition, adding short-term cash-equivalent investments (about 5% of assets). We think holding a modest cash position gave us two advantages. First, it helped us shorten duration. Second, cash helps improve the fund's liquidity, which should allow us to take advantage of buying opportunities at year's end and meet any redemptions without selling higher-yielding portfolio securities.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We're somewhat cautious because we think rates could still move a little higher. The Federal Reserve's been pretty clear about its intention to take back the three interest rate cuts it made last year. We've seen two rate hikes so far this year and expect we'll get a third before year's end.

     Also consider that economic growth remains surprisingly strong--the economy grew at a 4.8% annual rate in the third quarter. And wages had their largest monthly gain in 16 years during September. That's important because the Fed cited wage inflation as one of its primary concerns. So even though big gains in worker productivity have kept inflation in check so far, we think the Fed will do the prudent thing and take out a little more insurance against inflation.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

     Because we think rates are likely to rise modestly, we'll continue to position the fund conservatively. That means we'll probably keep duration shorter than two years to help limit the fund's exposure to rate changes. In terms of portfolio composition, we'll look for an opportunity to invest our cash position in attractively valued Treasury or government agency securities.

[left margin]

"WE MADE SOME MODEST ADJUSTMENTS TO THE PORTFOLIO'S COMPOSITION, ADDING SHORT-TERM CASH-EQUIVALENT INVESTMENTS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Treasury Notes              75%
Agency Notes                19%
Repos                        5%
Agency Discount Notes        1%

AS OF MARCH 31, 1999
Treasury Notes              78%
Agency Notes                16%
Agency Discount Notes        5%
STRIPS                       1%

Investment terms are defined in the Glossary on pages 30-31.


6      1-800-345-2021


Short-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                   Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 74.9%
              $50,000,000  U.S. Treasury Notes, 7.50%,
                              11/15/01                          $51,800,770
                                                                -----------
   (Cost $52,447,229)

U.S. GOVERNMENT AGENCY SECURITIES -- 18.7%
                1,000,000  FFCB MTN, 6.125%, 10/22/99             1,000,384
                3,000,000  FFCB MTN, 8.90%, 6/6/00                3,064,184
                9,100,000  FHLB, 4.875%, 1/22/02                  8,858,730
                                                                -----------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                12,923,298
                                                                -----------
   (Cost $12,937,628)

Principal Amount                                                   Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 1.3%
             $    916,000  FHLB Discount Notes, 5.17%,
                              10/1/99(1)                        $   916,000
                                                                -----------
   (Cost $916,000)

TEMPORARY CASH INVESTMENTS -- 5.1%
    Repurchase Agreement, Goldman Sachs &
       Co., Inc., (U.S. Treasury obligations), in a
       joint trading account at 5.10%, dated
       9/30/99, due 10/1/99 (Delivery value
       $3,533,501)                                                3,533,000
                                                                -----------
   (Cost $3,533,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $69,173,068
                                                                ===========
   (Cost $69,833,857)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

(1) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      7


Intermediate-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                           INVESTOR CLASS (INCEPTION 5/16/80)                     ADVISOR CLASS (INCEPTION 10/9/97)
                                SALOMON                                                                SALOMON
          INTERMEDIATE-TERM  3- TO 10-YEAR   INTERMEDIATE U.S. TREASURY FUNDS(2)  INTERMEDIATE-TERM  3- TO 10-YEAR
               TREASURY      TREASURY INDEX   AVERAGE RETURN   FUND'S RANKING         TREASURY      TREASURY INDEX
========================================================================================================================
6 MONTHS(1)     -0.16%          -0.01%            -0.36%             --               -0.29%            -0.01%
1 YEAR          -1.92%          -1.53%            -1.92%         5 OUT OF 14          -2.17%            -1.53%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          6.12%           6.79%             5.89%         5 OUT OF 12            --                --
5 YEARS          6.55%           7.21%             6.65%         4 OUT OF 8             --                --
10 YEARS         7.09%           7.60%             7.07%         3 OUT OF 4             --                --
LIFE OF FUND     8.42%          9.41%(3)           8.42%         1 OUT OF 1            4.77%            5.19%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 5/31/80, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 28-30 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/99
Salomon 3- to 10-Year
   Treasury Index               $20,797
Intermediate-Term Treasury      $19,833

                    Intermediate-Term   Salomon 3- to 10-Year
                        Treasury           Treasury Index
DATE                     VALUE                 VALUE
9/30/1989               $10,000               $10,000
9/30/1990               $10,811               $10,840
9/30/1991               $12,213               $12,302
9/30/1992               $13,737               $13,841
9/30/1993               $14,735               $14,909
9/30/1994               $14,446               $14,682
9/30/1995               $15,836               $16,251
9/30/1996               $16,599               $17,077
9/30/1997               $17,963               $18,581
9/30/1998               $20,223               $21,119
9/30/1999               $19,833               $20,797

$10,000 investment made 9/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 3- to 10-Year Treasury Index is provided for comparison in each graph. Intermediate-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

               Intermediate-Term  Salomon 3- to 10-Year
                   Treasury         Treasury Index
DATE                RETURN              RETURN
9/30/1990            8.11%               8.40%
9/30/1991           12.97%              13.49%
9/30/1992           12.48%              12.51%
9/30/1993            7.26%               7.72%
9/30/1994           -1.96%              -1.53%
9/30/1995            9.62%              10.69%
9/30/1996            4.82%               5.08%
9/30/1997            8.22%               8.80%
9/30/1998           12.58%              13.66%
9/30/1999           -1.92%              -1.53%


8      1-800-345-2021


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Bob Gahagan]

     An interview with Bob Gahagan, a portfolio manager on the Intermediate-Term Treasury fund investment team.

HOW DID INTERMEDIATE-TERM TREASURY PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     During what was one of the worst periods for U.S. bonds since 1994, the fund returned -0.16%, beating the -0.36% average return of the 15 "Intermediate U.S. Treasury Funds" tracked by Lipper Inc.* (See the previous page for additional performance comparisons.)

WHY DID INTERMEDIATE-TERM TREASURY PERFORM BETTER THAN THE AVERAGE OF ITS COMPETITORS?

     There were several factors that helped the fund's performance, including security selection, sector shifts, the positioning of the maturities of the fund's investments, and its interest rate sensitivity. Looking first at security selection, the portfolio benefited from its investments in older Treasurys, known as "off-the-run" securities. Because they are older than more recently issued "on-the-run" Treasurys, off-the-runs are a bit less attractive to investors looking for maximum liquidity. As a result, they typically have slightly higher yields and more attractive prices than newer issues. These higher yields helped the fund's performance.

     Intermediate-Term Treasury also benefited from the strong relative performance of Treasury inflation-indexed securities (TIIS). TIIS are bonds with built-in inflation protection--they offer a guaranteed rate of return above the consumer price index (CPI). The principal values of inflation-indexed bonds are adjusted regularly for changes in the CPI. TIIS became attractive to us because of their defensive nature, and they paid off when they held their value better than "plain vanilla" Treasurys as interest rates rose. We increased our TIIS holdings to 6.4% of the portfolio by the end of the period.

HOW DID SECTOR WEIGHTING SHIFTS HELP  THE FUND?

     In February and March 1999, the fund benefited when we sold most of its agency securities when agencies rallied. As the year progressed, yield spreads--the difference between Treasury and agency yields--widened again, beyond even where they had been in 1998 when Treasury demand peaked during the panic over a possible global economic meltdown. Heavy issuance of agency debt during the summer helped cause agency yields to soar well above Treasury yields.

     In August, when yield spreads peaked--and agency yields and prices appeared very attractive compared with Treasurys--we re-established our agency position. That move helped performance because spreads have tightened since August, indicating that agencies have outperformed Treasurys.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"OUR GENERALLY BEARISH OUTLOOK LED US TO KEEP THE PORTFOLIO'S DURATION SHORTER THAN THAT OF THE FUND'S PEERS FOR MOST OF THE PERIOD."

PORTFOLIO AT A GLANCE
                               9/30/99           3/31/99
NUMBER OF SECURITIES             18                18
WEIGHTED AVERAGE
   MATURITY                    6.5 YRS           5.5 YRS
AVERAGE DURATION               4.3 YRS           4.1 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.51%*             0.51%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1999
                               INVESTOR          ADVISOR
                                CLASS             CLASS
30-DAY SEC YIELD                5.67%             5.42%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      9


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU MENTIONED THAT THE FUND'S MATURITY STRUCTURE AND INTEREST RATE SENSITIVITY ALSO PROVED ADVANTAGEOUS. WHY?

     Picture a Treasury yield curve such as those shown in the lower right-hand corner of page 3. A yield curve is simply a line drawn through the yields of different maturity Treasury securities on a certain date. As the graph on page 3 shows, the Treasury yield curve rose and flattened during the period--the difference between short- and long-term yields shrank. We anticipated this move and "barbelled" the portfolio. In other words, we concentrated our bond holdings on the short and long ends of the yield curve. That structure performs well when the yield curve flattens--you basically avoid the worst-performing section of the curve.

     When talking about interest rate sensitivity, we look at duration--a measure of how price-sensitive the portfolio is to changes in interest rates. A longer duration indicates more sensitivity, and a shorter duration indicates less. Our generally bearish outlook -- the Federal Reserve appeared poised to hike short-term interest rates, which it did at the end of June and again in August--led us to keep the portfolio's duration shorter than that of the fund's peers for most of the period. This conservative duration positioning helped minimize price depreciation as interest rates rose.

WHAT'S YOUR OUTLOOK FOR THE U.S. BOND MARKET?

     We remain somewhat bearish in the immediate future, less so as we approach year end. This outlook is based on several factors. First, the U.S. economy grew at a 4.8% annualized rate in the third quarter, well above what is considered to be an inflationary level. As a result, we expect the Fed to raise short-term interest rates at least once more to take back the last of the three rate cuts it used to bolster the market in late 1998. In addition, foreign economies are still growing, commodity prices have been rising, and we continue to see low unemployment figures, which could lead to wage inflation, greater corporate expenses, and higher prices for goods and services.

     However, we think there are also reasons to be somewhat bullish on bonds, particularly Treasury securities, as we approach January 2000. We believe anxiety over Y2K should be beneficial to Treasurys because they'll benefit from any flight to quality or attempts to boost liquidity. And given the absence of inflation and the degree to which interest rates have risen in 1999, we believe that interest rates are more likely to stabilize or decline in 2000 than go up for a second straight year.

GIVEN THAT OUTLOOK, WHAT'S YOUR STRATEGY FOR THE FUND?

     If the yields on five-year, 10-year, and 30-year Treasurys reach 6.25%, 6.30%, and 6.50%, respectively, we would seek to increase the fund's duration in anticipation of an eventual decline in interest rates. However, we will remain bearish and somewhat defensive in the immediate future until the Fed raises interest rates again.

     In addition, we do not expect to raise cash in anticipation of Y2K because we believe Y2K concerns could increase the demand for the relative safety and security of Treasurys. Looking more specifically at the fund's holdings, we continue to find TIIS to be an attractive defensive hedge for the portfolio.

[left margin]

"INTERMEDIATE-TERM TREASURY ALSO BENEFITED FROM THE STRONG RELATIVE PERFORMANCE OF TREASURY INFLATION-INDEXED SECURITIES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Treasury Notes              60%
Treasury Bonds              27%
Treasury Inflation-
   Indexed Notes             6%
Agency Bonds                 5%
Repos                        2%

AS OF MARCH 31, 1999
Treasury Notes              84%
Treasury Bonds              10%
Repos                        6%

Investment terms are defined in the Glossary on pages 30-31.


10      1-800-345-2021


Intermediate-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 93.0%
             $14,500,000   U.S. Treasury Notes, 6.25%,
                              8/31/02                           $ 14,698,888
              29,000,000   U.S. Treasury Notes, 5.50%,
                              2/28/03                             28,749,994
               9,100,000   U.S. Treasury Notes, 5.50%,
                              3/31/03                              9,017,504
              19,500,000   U.S. Treasury Notes, 5.75%,
                              4/30/03                             19,473,997
               6,600,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                             7,156,270
              34,900,000   U.S. Treasury Notes, 7.50%,
                              2/15/05                             37,319,907
              16,500,000   U.S. Treasury Notes, 6.50%,
                              5/15/05                             16,911,043
              29,800,000   U.S. Treasury Notes, 6.50%,
                              8/15/05                             30,525,657
              32,300,000   U.S. Treasury Notes, 7.00%,
                              7/15/06                             33,928,614
              26,800,000   U.S. Treasury Notes, 6.50%,
                              10/15/06                            27,420,495
              20,000,000   U.S. Treasury Bonds, 11.625%,
                              11/15/02                            23,255,998
              15,700,000   U.S. Treasury Bonds, 11.625%,
                              11/15/04                            19,535,166
              26,800,000   U.S. Treasury Bonds, 9.125%,
                              5/15/09                             29,973,924

Principal Amount                                                    Value
--------------------------------------------------------------------------------

             $10,000,000   U.S. Treasury Bonds, 13.25%,
                              5/15/14                           $ 14,947,065
              10,800,000   U.S. Treasury Bonds, 8.75%,
                              8/15/20                             13,611,501
              24,392,640   U.S. Treasury Inflation Indexed
                              Notes, 3.875%, 1/15/09              24,019,128
                                                                ------------
TOTAL U.S. TREASURY SECURITIES                                   350,545,151
                                                                ------------
   (Cost $361,778,194)

U.S. GOVERNMENT AGENCY SECURITIES -- 5.2%
              10,000,000   FHLB, 6.00%, 8/15/02                    9,942,068
              10,000,000   FHLB, 5.125%, 9/15/03                   9,593,887
                                                                ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                 19,535,955
                                                                ------------
   (Cost $19,576,075)

TEMPORARY CASH INVESTMENTS -- 1.8%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.25%, dated 9/30/99,
       due 10/1/99 (Delivery value $6,906,007)                     6,905,000
                                                                ------------
   (Cost $6,905,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $376,986,106
                                                                ============
   (Cost $388,259,269)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank


See Notes to Financial Statements               www.americancentury.com      11


Long-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                         INVESTOR CLASS (INCEPTION 9/8/92)                    ADVISOR CLASS (INCEPTION 1/12/98)
             LONG-TERM   SALOMON LONG-TERM    GENERAL U.S. TREASURY FUNDS(2)   LONG-TERM   SALOMON LONG-TERM
              TREASURY  TREAS./AGENCY INDEX  AVERAGE RETURN   FUND'S RANKING   TREASURY   TREAS./AGENCY INDEX
==================================================================================================================
6 MONTHS(1)    -2.57%        -2.76%             -1.23%              --          -2.70%          -2.76%
1 YEAR         -7.38%        -7.73%             -5.08%         13 OUT OF 20     -7.61%          -7.73%
==================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         8.16%         8.40%              6.46%          1 OUT OF 18       --              --
5 YEARS         9.38%         9.94%              7.87%          3 OUT OF 14       --              --
LIFE OF FUND    7.29%        8.14%(3)           6.70%(3)       2 OUT OF 10(3)    1.06%          2.11%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/92, the date nearest the class's inception for which data are available.

(4) Since 1/31/98, the date nearest the class's inception for which data are available.

See pages 28-30 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/99
Salomon Long-Term
   Treasury/Agency Index         $17,297
Long-Term Treasury               $16,621

                       Long-Term         Salomon Long-Term
                        Treasury       Treasury/Agency Index
DATE                     VALUE                 VALUE
9/30/1992               $10,000               $10,000
12/31/1992              $10,109               $10,106
3/31/1993               $10,766               $10,772
6/30/1993               $11,319               $11,364
9/30/1993               $12,114               $12,071
12/31/1993              $11,892               $11,874
3/31/1994               $11,074               $11,145
6/30/1994               $10,691               $10,848
9/30/1994               $10,617               $10,766
12/31/1994              $10,792               $10,959
3/31/1995               $11,435               $11,662
6/30/1995               $12,633               $12,948
9/30/1995               $12,908               $13,244
12/31/1995              $13,950               $14,350
3/31/1996               $12,974               $13,389
6/30/1996               $12,951               $13,369
9/30/1996               $13,138               $13,576
12/31/1996              $13,759               $14,228
3/31/1997               $13,316               $13,787
6/30/1997               $14,037               $14,546
9/30/1997               $14,855               $15,384
12/31/1997              $15,790               $16,375
3/31/1998               $16,044               $16,634
6/30/1998               $16,735               $17,413
9/30/1998               $17,945               $18,749
12/31/1998              $17,803               $18,568
3/31/1999               $17,059               $17,788
6/30/1999               $16,653               $17,311
9/30/1999               $16,621               $17,297

$10,000 investment made 9/30/92(3)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Long-Term Treasury/Agency Index is provided for comparison in each graph. Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                   Long-Term       Salomon Long-Term
                   Treasury      Treasury/Agency Index
DATE                RETURN              RETURN
9/30/1993           21.14%              20.71%
9/30/1994          -12.35%             -10.81%
9/30/1995           21.57%              23.01%
9/30/1996            1.78%               2.40%
9/30/1997           13.08%              13.33%
9/30/1998           20.80%              21.87%
9/30/1999           -7.38%              -7.73%


12      1-800-345-2021


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]

     An interview with Dave Schroeder, a portfolio manager on the Long-Term Treasury fund investment team.

HOW DID LONG-TERM TREASURY PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30,
1999?

     It was a difficult period for the U.S. bond market, and the fund's performance reflected that environment. Long-Term Treasury posted a -2.57% return. That trailed the -1.23% average return of 20 "General U.S. Treasury Funds" tracked by Lipper Inc.* However, the fund outperformed the Salomon Brothers Long-Term Treasury/Agency Index, which returned -2.76%.

     Despite this recent disappointing performance, the fund's longer-term results remained solid. For the three- and five-year periods ended September 30, 1999, the fund ranked in the top quartile of its peer group.

WHY DID THE FUND LAG ITS LIPPER CATEGORY?

     The fund is more interest rate sensitive--its duration is longer--than its peer group. All else being equal, the value of a portfolio with a duration of 10 years--such as this fund--would fall approximately 10% when interest rates rise 1%. Contrast that with the value of portfolios with durations closer to 8 years, such as the peer group average. Those portfolios would fall about 8% under the same conditions. The shorter the duration, the less the share price of a bond fund will rise or fall when rates change. Because interest rates rose substantially, having a relatively long duration compared with our peers detracted from performance.

     We manage the fund to deliver a pure play on the long end of the government bond market, keeping duration within 10% of the benchmark index. Consequently, our duration will almost always exceed the average duration of our Lipper peer group, which includes a mix of short-, intermediate-, and long-term funds.

HOW DID YOU OUTPERFORM THE SALOMON BROTHERS INDEX?

     The primary reason was our use of Treasury inflation-indexed securities
(TIIS).

WHAT ARE TIIS AND HOW DID THEY HELP THE FUND'S PERFORMANCE?

     TIIS are bonds with built-in inflation protection. They offer a guaranteed rate of return above inflation as measured by the consumer price index (CPI). TIIS generally outperform traditional Treasurys when interest rates rise because their yields are about 75% less volatile than similar-maturity Treasurys.

     We chose TIIS based on our defensive view that interest rates had hit a cyclical low at the end of 1998 and would rise in 1999. We also anticipated that the bond market would react negatively if monthly CPI reports showed even a whiff of inflationary pressures.

     Our strategy involved selling 30-year Treasury bonds and replacing them with less-volatile 30-year TIIS. When the April CPI report fanned inflation fears and sent bond yields shooting higher, our TIIS dramatically outperformed

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"IT WAS A DIFFICULT PERIOD FOR THE U.S. BOND MARKET, AND THE FUND'S PERFORMANCE REFLECTED THAT ENVIRONMENT."

PORTFOLIO AT A GLANCE
                                9/30/99           3/31/99
NUMBER OF SECURITIES              10                 9
WEIGHTED AVERAGE
   MATURITY                    19.3 YRS          20.5 YRS
AVERAGE DURATION               10.5 YRS          10.8 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.51%*             0.51%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1999
                                INVESTOR          ADVISOR
                                 CLASS             CLASS
30-DAY SEC YIELD                 6.01%             5.76%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      13


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

the bonds we sold. Later, we reversed the trade to lock in our TIIS returns. We sold the TIIS after the Fed raised interest rates in June.

     We generally limit this type of opportunistic trade to about 5-10% of the portfolio's assets and do only four to six such trades a year. That way, we avoid high portfolio turnover and its tax consequences.

WHAT ROLE DO STRIPS--TREASURY ZERO-COUPON BONDS--PLAY IN YOUR INVESTMENT
STRATEGY?

     STRIPS (see the definition of zero- coupon bonds in the Glossary on page
31) let us anticipate the bond market's direction without lengthening the fund's duration and exposing it to undue interest rate risk. With bond yields at or nearing their 12-month highs, we believe their next significant move will be downward in the next six months.

     If yields do move lower or remain stable, we think STRIPS will outperform similar-maturity coupon-bearing Treasury securities. STRIPS also position the fund to take advantage of potential yield curve steepening, in which intermediate-term bond yields fall faster than long-term bond yields.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND INFLATION?

     Over the very near term, interest rates and bond yields are likely to move higher if the Fed finishes reversing the three rate cuts it gave the market in 1998. However, we believe that inflation fears should eventually subside and rates may start to move lower in 2000.

     In his July testimony to Congress, Fed Chairman Alan Greenspan indicated that the Fed believes that the U.S. economy can grow at a 3.5-3.75% annualized rate without triggering higher inflation. Although U.S. growth currently exceeds that target, we think the Fed will stay tolerant as long as inflation remains in check. While gross CPI has exceeded Fed targets, core CPI--which excludes the volatile energy and food sectors--continues on target at an annual rate of about 2%.

WHAT OTHER FACTORS MIGHT SHAPE THE BOND MARKET'S PERFORMANCE?

     Supply and demand are also likely to affect the Treasury market's performance. Y2K-related concerns may increase demand for Treasurys, which tend to be viewed as safe-haven instruments during uncertain times. Meanwhile, a proposed buyback of Treasurys--expected to take place in 2000--will likely ultimately limit the supply of Treasurys and potentially stir demand for older, higher-yielding securities.

GIVEN THAT OUTLOOK, WHAT'S YOUR CURRENT STRATEGY?

     We'll continue to use STRIPS to position the portfolio to benefit in the event of a steepening yield curve and falling bond yields. In addition, we'll continue to emphasize older, "off-the-run" Treasury securities, which are poised to do well under the proposed Treasury buyback program. Also, since we expect that any Y2K-related problems will help, not hurt, the Treasury market, we're likely to remain fully invested rather than sitting out on the sidelines with cash.

[left margin]

"IF YIELDS MOVE LOWER OR REMAIN STABLE, WE THINK STRIPS WILL OUTPERFORM SIMILAR MATURITY TREASURY SECURITIES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Treasury Bonds              91%
STRIPS                       9%

AS OF MARCH 31, 1999
Treasury Bonds             100%

Investment terms are defined in the Glossary on pages 30-31.


14      1-800-345-2021


Long-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 99.7%
              $18,700,000  U.S. Treasury STRIPS, 6.39%,
                              5/15/10(1)                        $  9,547,319
                1,000,000  U.S. Treasury Bonds, 13.25%,
                              5/15/14                              1,494,706
               10,300,000  U.S. Treasury Bonds, 11.25%,
                              2/15/15                             15,113,875
               13,300,000  U.S. Treasury Bonds, 7.25%,
                              5/15/16                             14,388,130
               10,000,000  U.S. Treasury Bonds, 8.875%,
                              2/15/19                             12,646,164
               10,000,000  U.S. Treasury Bonds, 8.125%,
                              8/15/19                             11,847,604
               12,700,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                             15,610,690
                6,500,000  U.S. Treasury Bonds, 8.75%,
                              8/15/20                              8,192,107

Principal Amount                                                    Value
--------------------------------------------------------------------------------

              $17,000,000  U.S. Treasury Bonds, 6.875%,
                              8/15/25                           $ 18,057,474
                4,000,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                             3,887,447
                                                                ------------
TOTAL U.S. TREASURY SECURITIES                                   110,785,516
                                                                ------------
   (Cost $111,665,791)

TEMPORARY CASH INVESTMENTS -- 0.3%
    Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.10%, dated 9/30/99,
       due 10/1/99 (Delivery value $358,051)                         358,000
                                                                ------------
   (Cost $358,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $111,143,516
                                                                ============
   (Cost $112,023,791)

NOTES TO SCHEDULE OF INVESTMENTS

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Zero-coupon bond. The yield to maturity at purchase is indicated. Zero-coupon bonds are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      15


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                       SHORT-TERM   INTERMEDIATE-TERM     LONG-TERM
SEPTEMBER 30, 1999 (UNAUDITED)          TREASURY        TREASURY           TREASURY

ASSETS
Investment securities, at value
  (identified cost of $69,833,857,
  $388,259,269, and $112,023,791,
  respectively) (Note 3) ............$  69,173,068    $ 376,986,106    $ 111,143,516
Cash ................................       63,811             --               --
Investment in affiliated money
  market fund (Note 2) ..............       91,193            2,892              498
Interest receivables ................    1,582,688        6,611,656        1,231,745
                                     -------------    -------------    -------------
                                        70,910,760      383,600,654      112,375,759
                                     -------------    -------------    -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ............         --          3,373,981          513,115
Accrued management fees (Note 2) ....       28,573          156,818           45,258
Distribution fees payable (Note 2) ..          710            2,187              999
Service fees payable (Note 2) .......          710            2,187              999
Dividends payable ...................       54,860          319,024          105,095
Payable for trustees' fees
  and expenses ......................          149              810              236
Accrued liabilities and
  other expenses ....................        1,385            2,611            2,493
                                     -------------    -------------    -------------
                                            86,387        3,857,618          668,195
                                     -------------    -------------    -------------
Net Assets ..........................$  70,824,373    $ 379,743,036    $ 111,707,564
                                     =============    =============    =============

NET ASSETS CONSIST OF:
Capital paid in .....................$  71,415,150    $ 395,418,623    $ 117,607,046
Accumulated undistributed
  net realized gain (loss)
  on investment transactions ........       70,012       (4,402,424)      (5,019,207)
Net unrealized depreciation
  on investments (Note 3) ...........     (660,789)     (11,273,163)        (880,275)
                                     -------------    -------------    -------------
                                     $  70,824,373    $ 379,743,036    $ 111,707,564
                                     =============    =============    =============

Investor Class
Net assets ..........................$  67,296,904    $ 369,034,531    $ 106,655,097
Shares outstanding ..................    6,910,544       36,261,682       11,138,779
Net asset value per share ...........$        9.74    $       10.18    $        9.58

Advisor Class
Net assets ..........................$   3,527,469    $  10,708,505    $   5,052,467
Shares outstanding ..................      362,231        1,052,219          527,661
Net asset value per share ...........$        9.74    $       10.18    $        9.58


16      1-800-345-2021                        See Notes to Financial Statements


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                           SHORT-TERM   INTERMEDIATE-TERM  LONG-TERM
                                            TREASURY        TREASURY       TREASURY
INVESTMENT INCOME
Income:
Interest .................................$  1,741,302    $ 11,011,397    $  3,771,050
                                          ------------    ------------    ------------

Expenses (Note 2):
Management fees ..........................     166,123       1,018,287         300,921
Distribution fees -- Advisor Class .......       3,951          11,638           4,813
Service fees -- Advisor Class ............       3,951          11,638           4,813
Trustees' fees and expenses ..............       1,007           6,734           1,853
                                          ------------    ------------    ------------
                                               175,032       1,048,297         312,400
                                          ------------    ------------    ------------

Net investment income ....................   1,566,270       9,963,100       3,458,650
                                          ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on investments ..      49,039      (6,168,826)     (4,195,243)
Change in net unrealized
  appreciation (depreciation)
  on investments .........................    (763,570)     (5,055,767)     (2,730,551)
                                          ------------    ------------    ------------

Net realized and unrealized
  loss on investments ....................    (714,531)    (11,224,593)     (6,925,794)
                                          ------------    ------------    ------------

Net Increase (Decrease) in Net
  Assets Resulting from Operations .......$    851,739    $ (1,261,493)   $ (3,467,144)
                                          ============    ============    ============


See Notes to Financial Statements               www.americancentury.com      17


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

                                    SHORT-TERM TREASURY            INTERMEDIATE-TERM TREASURY           LONG-TERM TREASURY
Increase (Decrease)               SEPT. 30,      MARCH 31,         SEPT. 30,        MARCH 31,         SEPT. 30,      MARCH 31,
in Net Assets                       1999          1999               1999             1999              1999           1999

OPERATIONS
Net investment income .......   $   1,566,270    $   2,579,012    $   9,963,100    $  20,995,387    $   3,458,650    $   7,222,769
Net realized gain (loss)
  on investments ............          49,039          211,046       (6,168,826)       9,269,222       (4,195,243)       5,981,743
Change in net unrealized
  appreciation (depreciation)
  on investments ............        (763,570)         (65,450)      (5,055,767)      (7,602,642)      (2,730,551)      (7,972,679)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting
  from operations ...........         851,739        2,724,608       (1,261,493)      22,661,967       (3,467,144)       5,231,833
                                -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ............      (1,496,657)      (2,463,442)      (9,745,837)     (20,921,594)      (3,352,872)      (7,164,769)
  Advisor Class .............         (69,613)        (115,570)        (217,263)         (73,793)        (105,778)         (58,000)
From net realized gains
 on investment transactions:
  Investor Class ............            --               --               --         (8,543,680)            --         (7,472,735)
  Advisor Class .............            --               --               --            (37,293)            --            (48,402)
In excess of net realized
  gains on investment
  transactions:
  Investor Class ............            --               --               --               --               --           (788,886)
  Advisor Class .............            --               --               --               --               --            (35,078)
                                -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ........      (1,566,270)      (2,579,012)      (9,963,100)     (29,576,360)      (3,458,650)     (15,567,870)
                                -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ........       6,653,873       22,404,706      (50,644,025)      73,537,251      (21,505,971)      46,876,040
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
   in net assets ............       5,939,342       22,550,302      (61,868,618)      66,622,858      (28,431,765)      36,540,003

NET ASSETS
Beginning of period .........      64,885,031       42,334,729      441,611,654      374,988,796      140,139,329      103,599,326
                                -------------    -------------    -------------    -------------    -------------    -------------
End of period ...............   $  70,824,373    $  64,885,031    $ 379,743,036    $ 441,611,654    $ 111,707,564    $ 140,139,329
                                =============    =============    =============    =============    =============    =============


18      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The funds are diversified under the 1940 Act. Short-Term Treasury Fund (Short-Term), Intermediate-Term Treasury Fund (Intermediate-Term), and Long-Term Treasury Fund (Long-Term) (the funds) are three of the eight funds issued by the trust. The funds seek to earn and distribute the highest level of current income exempt from state income taxes as is consistent with the conservation of assets. The funds intend to pursue this investment objective by investing in securities issued or guaranteed by the U.S. government.

    The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the five month period ended March 31, 1999, Long-Term incurred net capital losses of $623,702. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


                                                www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended September 30, 1999, the effective annual Investor Class management fee was 0.51% for Short-Term, Intermediate-Term, and Long-Term.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the six months ended September, 1999, were $7,902, $23,276, and $9,626 for Short-Term, Intermediate-Term, and Long-Term, respectively.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

    As of September 30, 1999, Short-Term, Intermediate-Term and Long-Term invested $91,193, $2,892 and $498, respectively, in shares of Capital Preservation Fund, which is a series of American Century Government Income Trust. The terms of the transaction were identical to those with nonrelated entities except that, to avoid duplicate management fees, the funds did not pay ACIM management fees with respect to assets invested in Capital Preservation Fund.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended September 30, 1999, were as follows:

                           SHORT-TERM      INTERMEDIATE-TERM     LONG-TERM
PURCHASES
U.S. Treasury & Agency
  Obligations              $21,553,682       $315,565,356       $113,148,176

PROCEEDS FROM SALES
U.S. Treasury & Agency
  Obligations              $17,347,613       $342,682,031       $134,304,975

  On September 30, 1999, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                           SHORT-TERM      INTERMEDIATE-TERM     LONG-TERM
Appreciation                  $9,513            $54,149           $2,586,288
Depreciation                (670,302)        (11,327,312)        (3,667,990)
                        ----------------   ----------------   ---------------
Net                        $(660,789)        $(11,273,163)      $(1,081,702)
                        ================   ================   ===============
Federal Tax Cost          $69,833,857        $388,259,269       $112,225,218
                        ================   ================   ===============


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                   SHORT-TERM TREASURY           INTERMEDIATE-TERM TREASURY            LONG-TERM TREASURY
                                  SHARES         AMOUNT           SHARES           AMOUNT            SHARES          AMOUNT
INVESTOR CLASS
Six months ended
 September 30, 1999
Sold .....................       1,809,703    $  17,692,880       12,388,593    $ 126,644,945        3,735,486    $  36,882,503
Issued in reinvestment
  of distributions .......         125,167        1,221,228          828,173        8,477,898          307,044        3,000,461
Redeemed .................      (1,299,642)     (12,718,076)     (18,632,613)    (190,577,832)      (6,499,827)     (64,049,894)
                             -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) ..         635,228    $   6,196,032       (5,415,847)   $ (55,454,989)      (2,457,297)   $ (24,166,930)
                             =============    =============    =============    =============    =============    =============

Year ended
 March 31, 1999
Sold .....................       4,412,757    $  43,591,614       29,173,347    $ 313,245,076       18,059,945    $ 197,964,116
Issued in reinvestment
  of distributions .......         193,505        1,909,855        2,435,272       26,094,427        1,331,429       14,361,980
Redeemed .................      (2,502,210)     (24,728,630)     (25,416,559)    (271,906,811)     (15,570,167)    (167,958,607)
                             -------------    -------------    -------------    -------------    -------------    -------------
Net increase .............       2,104,052    $  20,772,839        6,192,060    $  67,432,692        3,821,207    $  44,367,489
                             =============    =============    =============    =============    =============    =============

ADVISOR CLASS
Six months ended
 September 30, 1999
Sold .....................         310,681    $   3,024,408          612,133    $   6,300,068          355,411    $   3,471,120
Issued in reinvestment
  of distributions .......           6,588           64,285           18,510          189,098            8,260           80,393
Redeemed .................        (270,100)      (2,630,852)        (163,877)      (1,678,202)         (91,758)        (890,554)
                             -------------    -------------    -------------    -------------    -------------    -------------
Net increase .............          47,169    $     457,841          466,766    $   4,810,964          271,913    $   2,660,959
                             =============    =============    =============    =============    =============    =============

Year ended
 March 31, 1999
Sold .....................         242,695    $   2,387,821          591,748    $   6,304,918          288,248    $   3,097,845
Issued in reinvestment
  of distributions .......          11,505          113,552            9,556          101,937           11,707          126,039
Redeemed .................         (88,171)        (869,506)         (27,956)        (302,296)         (64,830)        (715,333)
                             -------------    -------------    -------------    -------------    -------------    -------------
Net increase .............         166,029    $   1,631,867          573,348    $   6,104,559          235,125    $   2,508,551
                             =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
5. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the six months ended September 30, 1999.


                                                www.americancentury.com      21


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                               Investor Class
                                            1999(1)           1999           1998           1997           1996           1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............   $     9.85        $     9.80     $     9.68     $     9.84     $     9.73     $     9.86
                                        ----------        ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income .............         0.23              0.49           0.53           0.52           0.53           0.50
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ...........        (0.11)             0.05           0.12          (0.07)          0.11          (0.13)
                                        ----------        ----------     ----------     ----------     ----------     ----------
  Total From Investment Operations ..         0.12              0.54           0.65           0.45           0.64           0.37
                                        ----------        ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income ........        (0.23)            (0.49)         (0.53)         (0.52)         (0.53)         (0.50)
  From Net Realized Gains on
  Investment Transactions ...........         --                --             --            (0.09)          --             --
                                        ----------        ----------     ----------     ----------     ----------     ----------
  Total Distributions ...............        (0.23)            (0.49)         (0.53)         (0.61)         (0.53)         (0.50)
                                        ----------        ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period ......   $     9.74        $     9.85     $     9.80     $     9.68     $     9.84     $     9.73
                                        ==========        ==========     ==========     ==========     ==========     ==========
  Total Return(2) ...................         1.21%             5.60%          6.89%          4.62%          6.71%          3.85%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............         0.51%(3)          0.51%          0.55%          0.61%          0.67%          0.67%
Ratio of Net Investment Income
  to Average Net Assets .............         4.65%(3)          4.92%          5.45%          5.26%          5.39%          5.22%
Portfolio Turnover Rate .............           27%              138%           140%           234%           224%           141%
Net Assets, End of Period
  (in thousands) ....................   $   67,297        $   61,783     $   40,874     $   35,854     $   35,648     $   56,090

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


22      1-800-345-2021                      See Notes to Financial Statements


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                         1999(1)        1999         1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $    9.85    $    9.80    $    9.80
                                         ---------    ---------    ---------
Income From Investment Operations
  Net Investment Income ...............       0.21         0.46         0.25
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...      (0.11)        0.05         --
                                         ---------    ---------    ---------
  Total From Investment Operations ....       0.10         0.51         0.25
                                         ---------    ---------    ---------
Distributions
  From Net Investment Income ..........      (0.21)       (0.46)       (0.25)
                                         ---------    ---------    ---------
Net Asset Value, End of Period ........  $    9.74    $    9.85    $    9.80
                                         =========    =========    =========
  Total Return(3) .....................       1.09%        5.34%        2.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............       0.76%(4)     0.76%        0.78%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............       4.40%(4)     4.67%        5.20%(4)
Portfolio Turnover Rate ...............         27%         138%         140%
Net Assets, End of Period
  (in thousands) ......................  $   3,527    $   3,102    $   1,460

(1) Six months ended September 30, 1999 (unaudited).

(2) October 6, 1997 (commencement of sale) through March 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements               www.americancentury.com      23


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                               Investor Class
                                          1999(1)            1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............$     10.45        $     10.56     $     10.06     $     10.24     $      9.99     $     10.18
                                     -----------        -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income .............       0.25               0.54            0.59            0.58            0.58            0.53
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ...........      (0.27)              0.10            0.50           (0.18)           0.25           (0.19)
                                     -----------        -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ..      (0.02)              0.64            1.09            0.40            0.83            0.34
                                     -----------        -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ........      (0.25)             (0.54)          (0.59)          (0.58)          (0.58)          (0.53)
  From Net Realized Gains on
  Investment Transactions ...........       --                (0.21)           --              --              --              --
                                     -----------        -----------     -----------     -----------     -----------     -----------
  Total Distributions ...............      (0.25)             (0.75)          (0.59)          (0.58)          (0.58)          (0.53)
                                     -----------        -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ......$     10.18        $     10.45     $     10.56     $     10.06     $     10.24     $      9.99
                                     ===========        ===========     ===========     ===========     ===========     ===========
  Total Return(2) ...................      (0.16)%             6.09%          11.04%           4.05%           8.42%           3.54%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............       0.51%(3)           0.51%           0.51%           0.51%           0.53%           0.53%
Ratio of Net Investment Income
  to Average Net Assets .............       4.88%(3)           5.01%           5.63%           5.72%           5.65%           5.35%
Portfolio Turnover Rate .............         81%               221%            194%            110%            168%             92%
Net Assets, End of Period
  (in thousands) ....................$   369,035        $   435,494     $   374,861     $   328,784     $   311,020     $   305,353

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


24      1-800-345-2021                      See Notes to Financial Statements


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                          1999(1)        1999         1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period..$    10.45     $    10.56   $    10.42
                                      ----------     ----------   ----------
Income From Investment Operations
  Net Investment Income ..............      0.24           0.51         0.26
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..     (0.27)          0.10         0.14
                                      ----------     ----------   ----------
  Total From Investment Operations ...     (0.03)          0.61         0.40
                                      ----------     ----------   ----------
Distributions
  From Net Investment Income .........     (0.24)         (0.51)       (0.26)
  From Net Realized Gains on
  Investment Transactions ............      --            (0.21)        --
                                      ----------     ----------   ----------
  Total Distributions ................     (0.24)         (0.72)       (0.26)
                                      ----------     ----------   ----------
Net Asset Value, End of Period .......$    10.18     $    10.45   $    10.56
                                      ==========     ==========   ==========
  Total Return(3) ....................     (0.29)%         5.83%        3.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............      0.76%(4)       0.76%        0.77%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............      4.63%(4)       4.76%        5.28%(4)
Portfolio Turnover Rate ..............        81%           221%         194%
Net Assets, End of Period
  (in thousands) .....................$   10,709     $    6,117   $      128

(1) Six months ended September 30, 1999 (unaudited).

(2) October 9, 1997 (commencement of sale) through March 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements               www.americancentury.com      25


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                              Investor Class
                                         1999(1)            1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............$     10.12        $     10.58     $      9.32     $      9.67     $      9.05     $      9.38
                                     -----------        -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income .............       0.28               0.58            0.61            0.60            0.60            0.60
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ...........      (0.54)              0.11            1.26           (0.35)           0.62           (0.33)
                                     -----------        -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ..      (0.26)              0.69            1.87            0.25            1.22            0.27
                                     -----------        -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ........      (0.28)             (0.58)          (0.61)          (0.60)          (0.60)          (0.60)
  From Net Realized Gains on
  Investment Transactions ...........       --                (0.52)           --              --              --              --
  In Excess of Net Realized Gains ...       --                (0.05)           --              --              --              --
                                     -----------        -----------     -----------     -----------     -----------     -----------
  Total Distributions ...............      (0.28)             (1.15)          (0.61)          (0.60)          (0.60)          (0.60)
                                     -----------        -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ......$      9.58        $     10.12     $     10.58     $      9.32     $      9.67     $      9.05
                                     ===========        ===========     ===========     ===========     ===========     ===========
  Total Return(2) ...................      (2.57)%             6.33%          20.48%           2.65%          13.46%           3.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............       0.51%(3)           0.51%           0.54%           0.60%           0.67%           0.67%
Ratio of Net Investment Income
  to Average Net Assets .............       5.71%(3)           5.37%           6.00%           6.28%           5.93%           6.84%
Portfolio Turnover Rate .............         94%               105%             57%             40%            112%            147%
Net Assets, End of Period
  (in thousands) ....................$   106,655        $   137,552     $   103,381     $   126,570     $   110,741     $    34,906

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


26      1-800-345-2021                        See Notes to Financial Statements


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                   Advisor Class
                                        1999(1)        1999          1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................$   10.12      $   10.58     $   10.85
                                      ---------      ---------     ---------
Income From Investment Operations
  Net Investment Income ..............     0.27           0.56          0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..    (0.54)          0.11         (0.27)
                                      ---------      ---------     ---------
  Total From Investment Operations ...    (0.27)          0.67         (0.15)
                                      ---------      ---------     ---------
Distributions
  From Net Investment Income .........    (0.27)         (0.56)        (0.12)
  From Net Realized Gains on
  Investment Transactions ............     --            (0.34)         --
  In Excess of Net Realized Gains ....     --            (0.23)         --
                                      ---------      ---------     ---------
  Total Distributions ................    (0.27)         (1.13)        (0.12)
                                      ---------      ---------     ---------
Net Asset Value, End of Period .......$    9.58      $   10.12     $   10.58
                                      =========      =========     =========
  Total Return(3) ....................    (2.70)%         6.07%        (1.34)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............     0.76%(4)       0.76%         0.77%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............     5.46%(4)       5.12%         5.42%(4)
Portfolio Turnover Rate ..............       94%           105%           57%
Net Assets, End of Period
  (in thousands) .....................$   5,052      $   2,587     $     218

(1) Six months ended September 30, 1999 (unaudited).

(2) January 12, 1998 (commencement of sale) through March 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      27


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


28      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

     INTERMEDIATE-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 3-10 years.

     LONG-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

     Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY/AGENCY INDEX is an index of U.S. Treasury and government agency securities with remaining maturities between 1 and 3 years.

     The SALOMON BROTHERS 3- TO 10-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 3 and 10 years.

     The SALOMON BROTHERS LONG-TERM TREASURY/AGENCY INDEX is an index of U.S. Treasury and agency securities with remaining maturities greater than 10 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury funds are:

     SHORT U.S. TREASURY FUNDS (Short-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of less than three years.

     INTERMEDIATE U.S. TREASURY FUNDS (Intermediate-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of 5-10 years.

     GENERAL U.S. TREASURY FUNDS (Long-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds.

[right margin]

INVESTMENT TEAM LEADERS

  Short-Term Treasury
       NEWLIN RANKIN

  Intermediate-Term Treasury
       BOB GAHAGAN

  Long-Term Treasury
       DAVE SCHROEDER


                                                www.americancentury.com      29


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 22-27.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

SECURITY TYPES

* REPURCHASE AGREEMENTS (REPOS) --short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not actually own the security; instead, the security serves as collateral for the agreement.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY INFLATION-INDEXED SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.


30      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

* ZERO-COUPON BONDS (ZEROS) -- bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury (such as STRIPS).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

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FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                  Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18626                     (c)1999 American Century Services Corporation

[front cover]

SEPTEMBER 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

CAPITAL PRESERVATION
GOVERNMENT AGENCY


                                               [american century logo (reg. sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

CAPITAL PRESERVATION
(CPFXX)
----------------------------------------

GOVERNMENT AGENCY
(BGAXX)
----------------------------------------


TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

     Strong economic growth and increasing inflation anxiety resulted in higher money market yields during the six months ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth led the Federal Reserve (the U.S. central bank) to raise short-term interest rates twice during the summer of 1999.

     In this environment, the Capital Preservation and Government Agency funds continued to shine, providing above-average yields and returns.

     Fund investors have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     In addition to strengthening our portfolio and research staff, we've made strategic investments in several other financial services companies. American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've recently made investments in several firms involved in developing new electronic trading systems. They include Archipelago, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent mutual fund research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature--part of the personalized performance section --as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note -- in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                       Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked
      Questions ...........................................................    3
CAPITAL PRESERVATION
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Types of Investments ...................................................    5
   Schedule of Investments ................................................    6
GOVERNMENT AGENCY
   Performance Information ................................................    7
   Management Q&A .........................................................    8
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   11
   Statements of Operations ...............................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   19
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Lipper Rankings .....................................................   20
      Portfolio Managers ..................................................   20
   Glossary ...............................................................   21


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CAPITAL PRESERVATION

* Capital Preservation turned in a solid performance for the six months ended September 30, 1999, outpacing the average U.S. Treasury money market fund while providing more income.

* Capital Preservation's yield increased over the six-month period as yields on money market securities rose in the wake of two short-term interest rate hikes by the Federal Reserve.

* We generally kept Capital Preservation's weighted average maturity (WAM--the average time until the securities in the portfolio mature) a bit short relative to its Lipper peers, especially during late June and August. By maintaining such a conservative WAM when rates were rising, we were able to more quickly add securities to the portfolio that reflected higher interest rates.

GOVERNMENT AGENCY

* Government Agency performed well for the six months ended September 30, 1999, outpacing the return of the average U.S. government money market fund while providing more income.

* Yields on money market securities rose quite a bit over the six-month period, which caused Government Agency's yield to rise. Two short-term interest rate increases by the Federal Reserve were behind the higher rates; the Fed's rate hikes drove an important overnight bank lending rate higher, and money market rates followed suit.

* Government Agency's weighted average maturity (WAM--the average time until the securities in the portfolio mature) was a bit long relative to its Lipper peers early in the period but was closer to neutral by the end of September.

* By the end of the second quarter, the U.S. economy was proving surpisingly robust and the chances of a Fed rate hike had increased. So we shortened the fund's WAM by using the proceeds from some maturing agency discount notes to purchase floating-rate government agency notes.

[left margin]

                 CAPITAL PRESERVATION
                        (CPFXX)
       TOTAL RETURNS:             AS OF 9/30/99
          6 Months                        2.16%(2)
          1 Year                          4.39%
       7-DAY CURRENT YIELD:               4.45%
       INCEPTION DATE:                 10/13/72
       NET ASSETS:                 $3.3 billion

                  GOVERNMENT AGENCY(1)
                        (BGAXX)
       TOTAL RETURNS:             AS OF 9/30/99
          6 Months                        2.30%(2)
          1 Year                          4.65%
       7-DAY CURRENT YIELD:               4.77%
       INCEPTION DATE:                  12/5/89
       NET ASSETS:               $532.8 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 4 and 7.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE A LIMIT ON THE NUMBER OF CHECKS I CAN WRITE ON MY MONEY MARKET ACCOUNT?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET FUND INTO A STOCK OR BOND FUND?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

HOW DO I DECIDE WHETHER A TAXABLE MONEY MARKET FUND OR A TAX-FREE MONEY MARKET FUND IS RIGHT FOR ME?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* Before you can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, you first must have provided us with written authorization to do so.


[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


                                                www.americancentury.com      3


Capital Preservation--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

               CAPITAL    90-DAY TREASURY   U.S. TREASURY MONEY MARKET FUNDS(2)
            PRESERVATION    BILL INDEX       AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)     2.16%          2.30%             2.07%               --
1 YEAR          4.39%          4.54%             4.17%          17 OUT OF 92
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         4.78%          4.93%             4.60%          15 OUT OF 80
5 YEARS         4.89%          5.12%             4.75%          16 OUT OF 70
10 YEARS        4.80%          5.02%             4.72%           6 OUT OF 21

The fund's inception date was 10/13/72.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 20-21 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                                 9/30/99           3/31/99
NUMBER OF SECURITIES               22                20
WEIGHTED AVERAGE
  MATURITY                       58 DAYS           64 DAYS
EXPENSE RATIO                    0.47%*             0.48%

YIELDS AS OF SEPTEMBER 30, 1999
  7-DAY CURRENT YIELD            4.45%
  7-DAY EFFECTIVE YIELD          4.55%

* Annualized.

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Capital Preservation--Q&A
--------------------------------------------------------------------------------
[photo of Beth Bunnell Hunter]
     An interview with Beth Bunnell Hunter, a portfolio manager on the Capital Preservation fund investment team. Beth replaced Amy O'Donnell, who left American Century to pursue other interests.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Capital Preservation turned in a solid performance. The fund returned 2.16% for the six-month period, comparing favorably with the 2.07% average return of the 92 "U.S. Treasury Money Market Funds" tracked by Lipper Inc. Longer-term performance remained impressive--the fund's return ranked in the top 20% of its peers on a one- and three-year basis. (See the previous page for other fund performance comparisons.)

     Capital Preservation also fared well against the average Treasury money market fund based on income. Capital Preservation's 7-day effective yield of 4.55% as of September 30 was higher than the 4.38% average yield of its Lipper peers.

SPEAKING OF YIELDS, INTEREST RATES ON MONEY MARKET SECURITIES ROSE DURING THE SIX MONTHS. WHAT PROMPTED THE INCREASE?

     Two short-term interest rate hikes by the Federal Reserve, which were made in late June and August, fueled the higher rates. These increases drove the federal funds target rate--an important overnight lending rate among banks--from 4.75% to 5.25%. Money market yields, which tend to closely track rate changes by the Fed, rose quickly in response.

GIVEN THIS RISING-RATE ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

     We generally kept Capital Preservation's weighted average maturity (WAM --the average time until the securities in the portfolio mature) a bit short relative to its Lipper peers, especially while the Fed was raising rates.

     For instance, the fund's WAM was around eight or nine days shorter than its peers' at the end of June and around seven days shorter during the Fed's second rate increase in August. By maintaining such a conservative WAM when rates were rising, we were able to more quickly add to the portfolio securities that reflected the new higher interest rates. That translated into more income for the fund and therefore a slightly better return.

WHAT IS YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES GOING FORWARD AND HOW DO YOU PLAN TO POSITION THE FUND?

     The outlook for interest rates remains uncertain. U.S. economic growth has remained robust, having grown 4.1% over the year ended September 30. That pace may be a bit too unsettling for the Fed, which tries to maintain a sustainable level of economic growth. However, inflation has been relatively well behaved--consumer prices rose only 2.6% over the last year. Employment costs, while rising, are not rapidly accelerating. So whether the Fed will raise interest rates again at its mid-November meeting is far from certain.

     Given that outlook, we will probably keep Capital Preservation's WAM neutral for now, while managing assets very conservatively and trying to provide the best possible yield for our shareholders.

[right margin]

"WE GENERALLY KEPT CAPITAL PRESERVATION'S WEIGHTED AVERAGE MATURITY A BIT SHORT RELATIVE TO ITS LIPPER PEERS, ESPECIALLY WHILE THE FED WAS RAISING RATES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Treasury Bills            61%
Treasury Notes            35%
Zero-Coupon U.S.
   Treasury Securities     4%

AS OF MARCH 31, 1999
Treasury Bills            87%
Treasury Notes            13%

Investment terms are defined in the Glossary on pages 21-22.


                                                www.americancentury.com      5


Capital Preservation--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's amortized cost, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY BILLS(1) -- 60.9%
          $  46,000,000  U.S. Treasury Bills, 4.47%-4.58%,
                             10/21/99                        $   45,884,072
             45,000,000  U.S. Treasury Bills, 4.55%-4.61%,
                             10/28/99                            44,846,438
            200,000,000  U.S. Treasury Bills, 4.49%-4.59%,
                             11/4/99                            199,139,989
            150,000,000  U.S. Treasury Bills, 4.61%-4.80%,
                             11/12/99                           149,183,917
            350,000,000  U.S. Treasury Bills, 4.60%-4.67%,
                             11/18/99                           347,844,166
             50,000,000  U.S. Treasury Bills, 4.56%,
                             12/2/99                             49,607,333
            100,000,000  U.S. Treasury Bills, 4.68%-4.74%,
                             1/6/00                              98,731,590
            100,000,000  U.S. Treasury Bills, 4.73%,
                             1/13/00                             98,633,555
            150,000,000  U.S. Treasury Bills, 4.46%-4.47%,
                             1/20/00                            147,935,707
             50,000,000  U.S. Treasury Bills, 4.84%-4.94%,
                             1/27/00                             49,207,597
             50,000,000  U.S. Treasury Bills, 4.84%-4.90%,
                             2/17/00                             49,065,611
             35,000,000  U.S. Treasury Bills, 4.94%,
                             3/9/00                              34,231,556
            100,000,000  U.S. Treasury Bills, 4.90%-4.91%,
                             3/23/00                             97,630,458
                                                             --------------
TOTAL U.S. TREASURY BILLS                                     1,411,941,989
                                                             --------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY NOTES(1) -- 34.9%
          $  20,000,000  U.S. Treasury Notes, 5.625%,
                             10/31/99                        $   20,010,173
            200,000,000  U.S. Treasury Notes, 7.50%,
                             10/31/99                           200,398,500
            100,000,000  U.S. Treasury Notes, 5.625%,
                             11/30/99                           100,098,599
            132,000,000  U.S. Treasury Notes, 7.75%,
                             11/30/99                           132,569,660
             50,000,000  U.S. Treasury Notes, 5.625%,
                             12/31/99                            50,059,245
            155,000,000  U.S. Treasury Notes, 5.375%,
                             1/31/00                            155,121,357
             50,000,000  U.S. Treasury Notes, 7.75%,
                             1/31/00                             50,422,320
            100,000,000  U.S. Treasury Notes, 5.875%,
                             2/15/00                            100,262,042
                                                             --------------
TOTAL U.S. TREASURY NOTES                                       808,941,896
                                                             --------------

ZERO-COUPON U.S. TREASURY SECURITIES(2) -- 4.2%
                99,200,000  STRIPS -- PRINCIPAL, 5.625%,
                                12/31/99                         98,058,329
                                                             --------------

TOTAL INVESTMENT SECURITIES -- 100.0%                        $2,318,942,214
                                                             ==============

NOTES TO SCHEDULE OF INVESTMENTS

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

(2) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


6      1-800-345-2021                       See Notes to Financial Statements


Government Agency--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                           INVESTOR CLASS (INCEPTION 12/5/89)                    ADVISOR CLASS (INCEPTION 4/12/99)
            GOVERNMENT   90-DAY TREASURY   U.S. GOVERNMENT MONEY MARKET FUNDS(2)   GOVERNMENT   90-DAY TREASURY
              AGENCY        BILL INDEX       AVERAGE RETURN    FUND'S RANKING        AGENCY        BILL INDEX
=======================================================================================================================
6 MONTHS(1)    2.30%          2.30%             2.16%               --                 --              --
1 YEAR         4.65%          4.54%             4.39%          19 OUT OF 121           --              --
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        4.93%          4.93%             4.78%          25 OUT OF 105           --              --
5 YEARS        5.04%          5.12%             4.90%          21 OUT OF 88            --              --
LIFE OF FUND   4.95%         4.95%(3)          4.05%(3)         4 OUT OF 49(3)       2.03%(1)      1.93%(1)(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/89, the date nearest the class's inception for which data are available.

(4) Since 4/30/99, the date nearest the class's inception for which data are available.

See pages 19-21 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                                 9/30/99           3/31/99
NUMBER OF SECURITIES               41                37
WEIGHTED AVERAGE
   MATURITY                      55 DAYS           73 DAYS
EXPENSE RATIO (FOR
   INVESTOR CLASS)               0.47%*             0.48%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1999
                             INVESTOR CLASS
7-DAY CURRENT YIELD              4.77%
7-DAY EFFECTIVE YIELD            4.88%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                www.americancentury.com      7


Government Agency--Q&A
--------------------------------------------------------------------------------

     An interview with Beth Bunnell Hunter (pictured on page 5), a portfolio manager on the Government Agency fund investment team. Beth replaced Amy O'Donnell, who left American Century to pursue other interests.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Government Agency performed well. The fund returned* 2.30% for the six-month period, comparing favorably with the 2.16% average return of the 121 "U.S. Government Money Market Funds" tracked by Lipper Inc. (See the previous page for other fund performance comparisons.) Government Agency also fared well based on income. The fund's 7-day effective yield as of September 30 was 4.88%, compared with the 4.62% average yield of its Lipper peers.

THE FUND'S YIELD FINISHED THE PERIOD QUITE A BIT HIGHER THAN WHERE IT STARTED. WHAT PROMPTED THE INCREASE?

     The Federal Reserve raised short-term interest rates twice during the period, in late June and August, providing the catalyst for the fund's higher yield. That's because the Fed's rate hikes drove an important overnight bank lending rate--the federal funds target rate--from 4.75% to 5.25%. Money market yields, which tend to closely track such rate changes, rose quickly in response.

HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

     Government Agency's weighted average maturity (WAM--the average time until the securities in the portfolio mature) was a bit long relative to its Lipper peers early in the period, but was closer to neutral by the end of September. The slightly longer WAM was mainly a result of the fund's agency discount note holdings. These securities enhanced the fund's yield, but because they had fairly long average maturities, they also extended the fund's WAM.

     By the end of the second quarter, the U.S. economy was proving to be surpisingly robust, and the possibility of a Fed rate increase became more likely. So we shortened the fund's WAM by using the proceeds from some of the maturing agency discount notes to purchase floating-rate agency notes (floaters).

WHAT MADE THE FLOATERS SO APPEALING?

     The floaters provided two main benefits. One, as just mentioned, was to shorten the fund's WAM. In addition, the floaters that we purchased were tied to three-month Treasury-bill rates and reset weekly. So they provided a good vehicle to take advantage of any potential rise in interest rates.

SPEAKING OF INTEREST RATES, WHAT'S YOUR OUTLOOK FOR RATES GOING FORWARD AND HOW DO YOU THINK YOU'LL POSITION THE FUND?

     The outlook for interest rates remains uncertain. While we could see another Fed rate hike as early as November, the Fed may elect to leave rates unchanged if inflationary pressures remain subdued. In light of that uncertain outlook, we will probably keep the fund's WAM conservatively positioned for now, but we may extend a bit if attractive opportunities present themselves.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

"THE OUTLOOK FOR INTEREST RATES REMAINS UNCERTAIN."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Government Agency Discount Notes    40%
Government Agency Notes             12%
Floating-Rate Agency Notes          48%

AS OF MARCH 31, 1999
Government Agency Discount Notes    68%
Treasury Bills                       6%
Government Agency Notes             17%
Floating-Rate Agency Notes           9%

Investment terms are defined in the Glossary on pages 21-22.


8      1-800-345-2021


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's amortized cost, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 40.0%
           $  9,000,000  FFCB Discount Notes, 5.18%,
                             10/15/99                        $  8,981,870
             11,500,000  FFCB Discount Notes, 5.21%,
                             10/27/99                          11,456,728
              7,000,000  FFCB Discount Notes, 5.00%,
                             11/10/99                           6,961,111
              5,000,000  FFCB Discount Notes, 5.19%,
                             11/16/99                           4,966,842
              7,941,000  FFCB Discount Notes, 5.53%,
                             2/11/00                            7,778,763
              1,200,000  FHLB Discount Notes, 5.17%,
                             10/1/99                            1,200,000
             25,000,000  FHLB Discount Notes, 5.04%,
                             10/6/99                           24,982,518
             30,500,000  FHLB Discount Notes,
                             4.71%-5.11%, 10/8/99              30,471,251
              8,000,000  FHLB Discount Notes, 5.20%,
                             10/13/99                           7,986,133
             10,000,000  FHLB Discount Notes, 5.03%,
                             10/15/99                           9,980,439
             10,000,000  FHLB Discount Notes, 5.17%,
                             11/5/99                            9,949,736
             15,000,000  FHLB Discount Notes,
                             4.74%-4.81%, 11/10/99             14,920,534
              8,000,000  FHLB Discount Notes, 5.24%,
                             11/12/99                           7,951,093
             26,000,000  FHLB Discount Notes,
                             5.17%-5.34%, 1/21/00              25,573,342
             10,000,000  FHLB Discount Notes, 5.38%,
                             2/2/00                             9,814,689
             13,000,000  FHLB Discount Notes, 5.43%,
                             2/24/00                           12,713,718
             17,500,000  FHLB Discount Notes, 5.52%,
                             3/8/00                            17,073,273
                                                             ------------
TOTAL U.S. GOVERNMENT AGENCY
DISCOUNT NOTES                                                212,762,040
                                                             ------------

U.S. GOVERNMENT AGENCY SECURITIES(1) -- 60.0%
             10,000,000  FFCB MTN, 5.00%, 2/18/00              10,000,000
             23,000,000  FFCB MTN, VRN, 5.35%,
                             10/1/99, resets monthly off
                             the 3-month T-Bill rate plus
                             0.36% with no caps                22,999,248
             15,000,000  FFCB MTN, VRN, 5.31%,
                             10/2/99, resets quarterly off
                             the 3-month T-Bill rate plus
                             0.42% with no caps                15,003,419
              2,000,000  FHLB, 4.84%, 1/28/00                   1,994,080


Principal Amount                                                  Value
--------------------------------------------------------------------------------

           $  1,500,000  FHLB, 5.45%, 2/25/00                $  1,502,723
             10,000,000  FHLB, 5.06%, 3/1/00                   10,000,167
             10,000,000  FHLB, 5.16%, 3/22/00                  10,000,455
              9,000,000  FHLB, 5.00%, 3/30/00                   8,971,937
             10,000,000  FHLB, 5.05%, 4/26/00                   9,997,534
              5,700,000  FHLB, 5.14%, 5/24/00                   5,700,000
              4,000,000  FHLB, 5.20%, 5/26/00                   4,000,000
             10,000,000  FHLB, 5.51%, 6/22/00                  10,000,000
             30,000,000  FHLB, VRN, 5.26%, 10/1/99,
                             resets daily off the Fed Funds
                             rate with no caps                 30,000,190
              9,000,000  FHLB, VRN, 5.32%, 10/6/99,
                             resets weekly off the 3-month
                             T-Bill rate plus 0.46% with
                             no caps                            9,000,000
             25,000,000  FHLB, VRN, 5.39%, 10/6/99,
                             resets weekly off the 3-month
                             T-Bill rate plus 0.53% with
                             no caps                           24,981,496
              5,000,000  FHLB, VRN, 4.78%, 11/12/99,
                             resets quarterly off
                             the 3-month LIBOR minus
                             0.225% with no caps                5,000,000
             11,000,000  SLMA MTN, 4.93%, 2/8/00               10,996,129
             12,000,000  SLMA MTN, VRN, 5.29%, 10/5/99,
                             resets weekly off
                             the 3-month T-Bill rate plus
                             0.43% with no caps                12,000,000
             40,000,000  SLMA MTN, VRN, 5.36%,
                             10/5/99, resets weekly off
                             the 3-month T-Bill rate plus
                             0.50% with no caps                39,969,588
             13,500,000  SLMA MTN, VRN, 5.46%, 10/5/99,
                             resets weekly off
                             the 3-month T-Bill rate plus
                             0.60% with no caps                13,510,092
             11,000,000  SLMA, VRN, 5.49%, 10/4/99,
                             resets weekly off the 3-month
                             T-Bill rate plus 0.63% with
                             no caps                           11,000,000
             25,000,000  SLMA, VRN, 5.31%, 10/5/99,
                             resets weekly off the 3-month
                             T-Bill rate plus 0.45% with
                             no caps                           24,997,301
             25,500,000  SLMA, VRN, 5.36%, 10/5/99,
                             resets weekly off the 3-month
                             T-Bill rate plus 0.50% with
                             no caps                           25,534,672
              2,020,000  TVA, 8.38%, 10/1/99                    2,020,000
                                                             ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                             319,179,031
                                                             ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                        $531,941,071
                                                             ============


See Notes to Financial Statements             www.americancentury.com      9


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

TVA= Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective September 30, 1999.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.


10      1-800-345-2021                        See Notes to Financial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

                                                 CAPITAL          GOVERNMENT
                                              PRESERVATION          AGENCY
ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ........     $ 2,318,942,214      $   531,941,071
Cash ..................................          15,882,418                 --
Receivable for investments sold .......         991,335,176                 --
Interest receivable ...................          19,974,511            2,760,932
                                            ---------------      ---------------
                                              3,346,134,319          534,702,003
                                            ---------------      ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..............                --              1,655,025
Accrued management fees
  (Note 2) ............................           1,297,209              206,747
Distribution and service
  fees payable (Note 2) ...............                --                    669
Payable for trustees'
  fees and expenses ...................               7,070                    3
Accrued expenses and
  other liabilities ...................              11,290                1,840
                                            ---------------      ---------------
                                                  1,315,569            1,864,284
                                            ---------------      ---------------
Net Assets ............................     $ 3,344,818,750      $   532,837,719
                                            ===============      ===============

NET ASSETS CONSIST OF:
Capital paid in .......................     $ 3,344,848,817      $   532,837,446
Accumulated net investment loss .......             (13,664)                --
Accumulated undistributed
  net realized gain (loss) ............             (16,403)                 273
                                            ---------------      ---------------
                                            $ 3,344,818,750      $   532,837,719
                                            ===============      ===============

Investor Class
Net assets ............................     $ 3,344,818,750      $   531,389,809
Shares outstanding ....................       3,344,848,817          531,389,539
Net asset value per share .............     $          1.00      $          1.00

Advisor Class
Net assets ............................                 N/A      $     1,447,910
Shares outstanding ....................                 N/A            1,447,907
Net asset value per share .............                 N/A      $          1.00


See Notes to Financial Statements               www.americancentury.com      11


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                     CAPITAL          GOVERNMENT
                                                   PRESERVATION         AGENCY
INVESTMENT INCOME
Income:
Interest ...................................       $77,619,444       $13,152,723
                                                   -----------       -----------

Expenses (Note 2):
Management fees ............................         7,781,096         1,236,599
Distribution fees -- Advisor Class .........              --               2,490
Service fees -- Advisor Class ..............              --               2,490
Trustees' fees and expenses ................            44,125             7,382
                                                   -----------       -----------
                                                     7,825,221         1,248,961
                                                   -----------       -----------

Net investment income ......................        69,794,223        11,903,762
                                                   -----------       -----------

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investments ...........           519,663               273
                                                   -----------       -----------

Net Increase in Net Assets
  Resulting from Operations ................       $70,313,886       $11,904,035
                                                   ===========       ===========


12      1-800-345-2021                      See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

                                           CAPITAL PRESERVATION                 GOVERNMENT AGENCY
Increase in Net Assets                SEPT. 30, 1999   MARCH 31, 1999     SEPT. 30, 1999    MARCH 31, 1999

OPERATIONS
Net investment income .............  $    69,794,223   $   144,619,496   $    11,903,762   $    24,050,822
Net realized gain on investments ..          519,663         2,730,059               273            33,582
                                     ---------------   ---------------   ---------------   ---------------
Net increase in net assets
  resulting from operations .......       70,313,886       147,349,555        11,904,035        24,084,404
                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................      (69,807,887)     (144,619,496)      (11,860,873)      (24,050,822)
  Advisor Class ...................             --                --             (42,889)             --
From net realized gains
 on investment transactions:
  Investor Class ..................         (536,066)       (2,673,276)             --             (11,109)
                                     ---------------   ---------------   ---------------   ---------------
Decrease in net assets from
  distributions to shareholders ...      (70,343,953)     (147,292,772)      (11,903,762)      (24,061,931)
                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
(NOTE 3)
Net increase in net assets from
  capital share transactions ......       20,043,877       180,164,550         4,995,445        40,028,181
                                     ---------------   ---------------   ---------------   ---------------

Net increase in net assets ........       20,013,810       180,221,333         4,995,718        40,050,654

NET ASSETS
Beginning of period ...............    3,324,804,940     3,144,583,607       527,842,001       487,791,347
                                     ---------------   ---------------   ---------------   ---------------
End of period .....................  $ 3,344,818,750   $ 3,324,804,940   $   532,837,719   $   527,842,001
                                     ---------------   ---------------   ---------------   ---------------

Accumulated net investment loss ...  $       (13,664)             --                --                --
                                     ===============   ===============   ===============   ===============


See Notes to Financial Statements               www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Capital Preservation Fund (Capital Preservation) and Government Agency Money Market Fund (Government Agency) (the funds) are two of the eight funds issued by the trust. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Government Agency commenced April 12, 1999. Sale of the Advisor Class for Capital Preservation had not commenced as of September 30, 1999. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- Periodically, the funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. Capital Preservation had receivables on forward commitment transactions of $942,540,912. The funds take possession of any security they purchase in these transactions. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS -- Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any long-term capital gains distributions.

    At March 31, 1999, Government Agency had accumulated net realized capital loss carryovers of $22,788 (expiring in 2003 through 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended September 30, 1999, the effective annual Investor Class management fee for the funds was 0.47%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by Government Agency under the plan during the six months ended September 30, 1999, were $4,980.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------

3. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                   CAPITAL PRESERVATION                  GOVERNMENT AGENCY
                                SHARES            AMOUNT             SHARES             AMOUNT
INVESTOR CLASS
Six months ended
  September 30, 1999
Sold ....................    1,202,857,251   $ 1,202,857,251       199,835,576   $   199,835,576
Issued in reinvestment
  of distributions ......       67,259,003        67,259,003        11,417,672        11,417,672
Redeemed ................   (1,250,072,377)   (1,250,072,377)     (207,705,710)     (207,705,710)
                           ---------------   ---------------   ---------------   ---------------
Net increase ............       20,043,877   $    20,043,877         3,547,538   $     3,547,538
                           ===============   ===============   ===============   ===============

Year ended
  March 31, 1999
Sold ....................    2,907,552,494   $ 2,907,552,494       431,797,001   $   431,797,001
Issued in reinvestment
  of distributions ......      140,391,935       140,391,935        23,167,326        23,167,326
Redeemed ................   (2,867,779,879)   (2,867,779,879)     (414,936,146)     (414,936,146)
                           ---------------   ---------------   ---------------   ---------------
Net increase ............      180,164,550   $   180,164,550        40,028,181   $    40,028,181
                           ===============   ===============   ===============   ===============
ADVISOR CLASS
Period ended
  September 30, 1999(1)
Sold ....................                                           11,035,651       $11,035,651
Issued in reinvestment
  of distributions ......                                               42,913            42,913
Redeemed ................                                           (9,630,657)       (9,630,657)
                                                               ---------------   ---------------
Net increase ............                                            1,447,907        $1,447,907
                                                               ===============   ===============

(1) April 12, 1999 (commencement of sale) through September 30, 1999.


                                                www.americancentury.com      15


Capital Preservation--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                               Investor Class
                                       1999(1)             1999             1998            1997          1996           1995
PER-SHARE DATA
Net Asset Value,
   Beginning of Period ..........  $        1.00       $        1.00    $      1.00    $       1.00    $      1.00    $      1.00
                                   -------------       -------------    -----------    ------------    -----------    -----------
Income From Investment Operations
  Net Investment Income .........           0.02                0.05           0.05            0.05           0.05           0.04
                                   -------------       -------------    -----------    ------------    -----------    -----------
Distributions
  From Net Investment Income ....          (0.02)              (0.05)         (0.05)          (0.05)         (0.05)         (0.04)
                                   -------------       -------------    -----------    ------------    -----------    -----------
Net Asset Value, End of Period ..  $        1.00       $        1.00    $      1.00    $       1.00    $      1.00    $      1.00
                                   =============       =============    ===========    ============    ===========    ===========
  Total Return(2) ...............           2.16%               4.72%          5.06%           4.82%          5.21%          4.31%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets(3) ......           0.47%(4)            0.48%          0.49%           0.49%          0.51%          0.50%
Ratio of Net Investment Income
  to Average Net Assets .........           4.23%(4)            4.53%          4.90%           4.66%          5.07%          4.24%
Net Assets, End of Period
  (in thousands) ................  $   3,344,819       $   3,324,805    $ 3,144,584    $  2,978,015    $ 3,077,558    $ 2,883,350

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(4) Annualized.


16      1-800-345-2021                      See Notes to Financial Statements


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                         Investor Class
                                      1999(1)           1999           1998           1997           1996          1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $      1.00       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                   -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income .........         0.02              0.05           0.05           0.05           0.05           0.04
                                   -----------       -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ....        (0.02)            (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                                   -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..  $      1.00       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                   ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ...............         2.30%             4.91%          5.14%          4.89%          5.35%          4.47%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets(3) ......         0.47%(4)          0.48%          0.51%          0.57%          0.51%          0.50%
Ratio of Net Investment Income
  to Average Net Assets .........         4.54%(4)          4.79%          5.02%          4.76%          5.20%          4.35%
Net Assets, End of Period
  (in thousands) ................  $   531,390       $   527,842    $   487,791    $   470,759    $   503,328    $   461,803

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(4) Annualized.


See Notes to Financial Statements               www.americancentury.com      17


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Advisor Class
                                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................     $    1.00
                                                                  ---------
Income From Investment Operations
  Net Investment Income .....................................          0.02
                                                                  ---------
Distributions
  From Net Investment Income ................................         (0.02)
                                                                  ---------
Net Asset Value, End of Period ..............................     $    1.00
                                                                  =========
  Total Return(2) ...........................................          2.03%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...........          0.72%(3)
Ratio of Net Investment Income to Average Net Assets ........          4.35%(3)
Net Assets, End of Period (in thousands) ....................     $   1,448

(1) April 12, 1999 (commencement of sale) through September 30, 1999
    (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


18      1-800-345-2021                        See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares. The Advisor Class had not commenced as of September 30, 1999, for Capital Preservation.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CAPITAL PRESERVATION seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

     GOVERNMENT AGENCY seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury and government money market funds are:

     U.S. TREASURY MONEY MARKET FUNDS (Capital Preservation) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

     U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities

[left margin]

PORTFOLIO MANAGERS
  Capital Preservation
       BETH BUNNELL HUNTER
  Government Agency
       BETH BUNNELL HUNTER


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 16-18.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expensesand fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* FLOATING-RATE AGENCY NOTES (FLOATERS) -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank) whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR).

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds onlyinvest in those with remaining maturities of 13 months or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS) -- short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months toone year. * U.S. TREASURY NOTES (T-NOTES) -- intermediate-term debt securities issued bythe U.S. Treasury and backed by the direct "full faith and credit" pledge of theU.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 13 monthsor less.

OTHER SHORT-TERM INVESTMENTS

* DOLLAR ROLLS -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund actually takes possession and ownership of the security until the sale date.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                  Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18625                     (c)1999 American Century Services Corporation

[front cover]

SEPTEMBER 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

SHORT-TERM GOVERNMENT


                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

SHORT-TERM GOVERNMENT
(TWUSX)
----------------------------------------


TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

RECEIVE YOUR ANNUAL REPORTS ONLINE

CHOOSE OUR ELECTRONIC COMMUNICATION PROGRAM

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   All you need is your OnePIN. Don't have a OnePIN? Visit
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   using your automated phone line personal access code.

   OnePIN opens the door to services that help you stay in control of your money:

   * MONITOR YOUR INVESTMENTS on your Personal Homepage any time, any day

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     Set up your OnePIN and choose the electronic communication program today.
     Questions? Call 1-800-345-2021 or go to www.americancentury.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Strong economic growth and increasing inflation anxiety resulted in higher interest rates during the six months ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth influenced the Federal Reserve (the U.S. central bank) to raise short-term interest rates twice during the summer of 1999 to rein in the U.S. economy and reduce pressures on prices and wages.

     This difficult environment for bonds limited Short-Term Government's return; however, the portfolio's concentration in mortgage-backed securities allowed the fund to provide a yield that beat its peer group average.

     Fund investors should also benefit from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     Turning to corporate matters, American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've made strategic investments in several other financial services firms, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature-- part of the personalized performance section--as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note--in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                     Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
SHORT-TERM GOVERNMENT
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio at a Glance ...................................................   5
   Yields ..................................................................   5
   Types of Investments ....................................................   6
   Schedule of Investments .................................................   7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  10
   Statement of Operations .................................................  11
   Statements of Changes
      in Net Assets ........................................................  12
   Notes to Financial
      Statements ...........................................................  13
   Financial Highlights ....................................................  16
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................  18
   Background Information
      Investment Philosophy
         and Policies ......................................................  19
      Comparative Indices ..................................................  19
      Lipper Rankings ......................................................  19
      Investment Team
         Leaders ...........................................................  19
   Glossary ................................................................  20


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Interest rates rose sharply in the six months ended September 30, 1999, limiting returns for short-term government bonds. For the six months, the Salomon Brothers 1- to 3-Year Treasury/Agency Index returned 1.85%.

* Rates rose in part because consumer prices experienced their biggest monthly increase in almost nine years during April.

* To try to cool the economy and preempt future inflation, the Federal Reserve raised interest rates twice during the summer.

* Signs of continued economic strength and the expectation of an additional Fed rate hike pushed bond yields to their highest levels in two years by the end of September.

* Government agency and mortgage-backed securities also endured a difficult six months, though a strong September helped them outperform Treasurys.

MANAGEMENT Q&A

* American Century Short-Term Government's return was disappointing, reflecting the poor investment climate for bonds.

* The portfolio underperformed the average short government fund early in 1999 for many of the same reasons it did so well in 1998--it had a longer duration and was overweight in discount mortgages.

* Having a longer duration helped returns in 1998, when interest rates hit record lows, but limited fund performance in the six months ended September 30, 1999.

* The fund's overweight in discount mortgages also detracted from performance. Discount mortgages tend to be more sensitive than other mortgage-backed securities to changes in interest rates.

* On the positive side, the portfolio generated more income than the average short government fund. As of September 30, Short-Term Government's 30-day SEC yield ranked in the top quarter of the Lipper group.

* We made some adjustments to the portfolio to try and improve performance relative to the Lipper group. Those changes appear to be working so far--the fund's return for the third quarter beat the Lipper group average.

[left margin]

                   SHORT-TERM GOVERNMENT(1)
                          (TWUSX)
       TOTAL RETURNS:              AS OF 9/30/99
          6 Months                         0.73%(2)
          1 Year                           1.67%
       30-DAY SEC YIELD:                   5.68%
       INCEPTION DATE:                  12/15/82
       NET ASSETS:                $803.0 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

     Higher interest rates limited returns for U.S. government securities for the six months ended September 30, 1999. Short-term securities, which are least sensitive to rate changes, held up better than long-term bonds (see the table at right).

RISING RATES

     Interest rates, which had been inching higher since hitting record lows in late 1998, jumped dramatically in April and May. Rates shot higher because consumer prices experienced their biggest monthly increase in almost nine years during April. In addition, the Federal Reserve (the U.S. central bank) signaled its willingness to raise interest rates to preempt future inflation.

     True to its word, the Fed raised short-term rates twice, once during June and again in August. The Fed characterized these rate increases as a reversal of the rate cuts made late last year, and said that returning short-term rates to mid-1998 levels would reduce the risk of future inflation.

     Signs of continued economic strength and anecdotal evidence of rising wages were a further source of concern for bond investors. And in September, the Fed announced that it had adopted a bias toward raising interest rates further. As a result, bond yields continued to rise in anticipation of a final rate hike before year's end.

     That pushed yields on two- to five-year Treasurys--which tend to be very responsive to changes in Fed interest rate policy--higher (see the accompanying graph). From March to September, the yield on two-year Treasurys rose about 60 basis points (a basis point equals 0.01%, so 60 basis points equal 0.60%). By the end of September, Treasury bond yields had risen to their highest levels in two years.

AGENCY AND MORTGAGE-BACKED SECURITIES

     Government agency and mortgage-backed securities also produced disappointing results for the six months, though they held up slightly better than Treasurys because of their higher interest coupons.

     Changes in the spread, or difference in yield, between these securities and Treasurys also affected performance. The wider the spread, the better Treasurys do relative to mortgages and agencys; the narrower the spread, the worse Treasurys' relative performance.

     Spreads widened dramatically early in 1999 because of supply and demand factors. Mortgage supply was heavy thanks to record home sales and rapid mortgage refinancing activity. While supply of these bonds was increasing, Treasury bond supply actually declined because healthier federal budgets mean less government borrowing.

     But after a difficult second quarter of 1999, supply and demand for mortgages and agencys improved in the third quarter. As a result, yield spreads narrowed--particularly in September--and mortgages and agencys performed better.

[right margin]

"HIGHER INTEREST RATES LIMITED RETURNS FOR U.S. GOVERNMENT SECURITIES."

BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
   SALOMON BROTHERS 1- TO 3-YEAR
      TREASURY/AGENCY INDEX              1.85%
   SALOMON BROTHERS 3- TO 10-YEAR
      TREASURY INDEX                    -0.01%
   SALOMON BROTHERS LONG-TERM
      TREASURY/AGENCY INDEX             -2.76%

Source: Russell/Mellon Analytical Services and Bloomberg Financial Markets

[line graph - data below]

RISING TREASURY YIELD CURVE

               3/31/99             9/30/99
YEARS TO
MATURITY
1               4.72%               5.19%
2               4.99%               5.60%
3               5.03%               5.65%
4               5.07%               5.70%
5               5.10%               5.76%
6               5.13%               5.78%
7               5.16%               5.80%
8               5.19%               5.82%
9               5.22%               5.84%
10              5.24%               5.87%
11              5.26%               5.88%
12              5.28%               5.89%
13              5.30%               5.90%
14              5.32%               5.91%
15              5.34%               5.92%
16              5.36%               5.93%
17              5.38%               5.94%
18              5.40%               5.95%
19              5.42%               5.96%
20              5.44%               5.97%
21              5.46%               5.98%
22              5.48%               5.99%
23              5.50%               6.00%
24              5.52%               6.01%
25              5.54%               6.01%
26              5.56%               6.02%
27              5.58%               6.02%
28              5.60%               6.03%
29              5.62%               6.04%
30              5.63%               6.05%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Short-Term Government--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                             INVESTOR CLASS (INCEPTION 12/15/82)                  ADVISOR CLASS (INCEPTION 7/8/98)
             SHORT-TERM   SALOMON 1- TO 3-YR.   SHORT U.S. GOVERNMENT FUNDS(2)    SHORT-TERM    SALOMON 1- TO 3-YR.
             GOVERNMENT   TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING   GOVERNMENT   TREAS./AGENCY INDEX
========================================================================================================================
6 MONTHS(1)     0.73%           1.85%               1.29%              --            0.60%            1.85%
1 YEAR          1.67%           3.25%               2.44%         54 OUT OF 74       1.42%            3.25%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.02%           6.00%               5.01%         38 OUT OF 57        --               --
5 YEARS         5.53%           6.35%               5.44%         24 OUT OF 47        --               --
10 YEARS        5.73%           6.80%               5.95%          9 OUT OF 13        --               --
LIFE OF FUND    6.90%          8.03%(3)            7.16%(3)       2 OUT OF 3(3)      3.24%           5.05%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/82, the date nearest the class's inception for which data are available.

(4) Since 7/31/98, the date nearest the class's inception for which data are available.

See pages 18-20 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS Value on 9/30/99 Salomon Salomon 1- to 3-Year
   Treasury/Agency Index            $19,316
Short-Term Government               $17,456

                  Short-Term      Salomon 1- to 3-Year
                  Government      Treasury/Agency Index
DATE                VALUE                 VALUE
9/30/1989          $10,000               $10,000
9/30/1990          $10,675               $10,934
9/30/1991          $11,839               $12,164
9/30/1992          $12,916               $13,377
9/30/1993          $13,356               $14,043
9/30/1994          $13,339               $14,200
9/30/1995          $14,370               $15,351
9/30/1996          $15,070               $16,225
9/30/1997          $16,003               $17,339
9/30/1998          $17,169               $18,708
9/30/1999          $17,456               $19,316

$10,000 investment made 9/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury/ Agency Index is provided for comparison in each graph. Short-Term Government's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

                     Short-Term      Salomon 1- to 3-Year
                     Government      Treasury/Agency Index
DATE                   RETURN              RETURN
9/30/1990               6.75%               9.34%
9/30/1991              10.90%              11.25%
9/30/1992               9.10%               9.97%
9/30/1993               3.41%               4.98%
9/30/1994              -0.13%               1.12%
9/30/1995               7.73%               8.10%
9/30/1996               4.87%               5.70%
9/30/1997               6.19%               6.86%
9/30/1998               7.29%               7.90%
9/30/1999               1.67%               3.25%


4      1-800-345-2021


Short-Term Government--Q&A
--------------------------------------------------------------------------------
[photo of Newlin Rankin]

     An interview with Newlin Rankin, a portfolio manager on the Short-Term Government fund investment team.

HOW DID SHORT-TERM GOVERNMENT PERFORM IN THE SIX MONTHS ENDED SEPTEMBER 30,
1999?

     The portfolio's performance was disappointing, and reflects the difficult investment climate for bonds so far in 1999 (see page 3). For the six months, Short-Term Government returned 0.73%, compared with the 1.29% average return of the 74 Short U.S. Government funds tracked by Lipper Inc.* (See the previous page for additional performance comparisons.)

CAN YOU EXPLAIN THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE LIPPER GROUP?

     The portfolio underperformed for the first nine months in 1999 for the very same reasons it did well in 1998--it had a longer duration and an overweight in mortgage-backed securities, particularly discount mortgages. That strategy helped performance in 1998, when interest rates hit record lows. But it hindered performance this year as interest rates rose to two-year highs. In addition, the spread-- or difference in yield--between Treasury and mortgage-backed securities widened for much of the period before narrowing again in September. When the yield spread widens, mortgages underperform Treasurys.

LET'S GO BACK TO DURATION. CAN YOU TELL US WHAT DURATION IS AND HOW YOU MANAGED IT?

     Sure. Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its price gains when rates fall, and the more its price falls when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally, you want to have a longer duration when interest rates are falling and a shorter duration when rates are rising. Our duration was a drag on performance because it was slightly long in a rising rate environment. That's largely because the duration of the mortgage-backed securities in the portfolio extended.

HOW DO MORTGAGE-BACKED SECURITIES RELATE TO DURATION?

     The duration of mortgage-backed securities increases when interest rates rise because homeowners are less likely to refinance their mortgages. This is called "duration extension." You can see duration extension at work in the portfolio--our duration lengthened from 1.9 to 2.2 years during the second quarter of 1999, when rates rose sharply.

     One reason the change in interest rates and duration had such an effect on the portfolio in the second quarter was that we were overweight in "discount" mortgages. Discount mortgages are securities that have interest coupons below prevailing mortgage rates. They're less likely to be refinanced, so they helped returns when rates were declining. But this positioning limited returns when rates rose because discount securities have longer durations than premium mortgages (securities with coupons higher than current mortgage rates).

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"THE PORTFOLIO UNDERPERFORMED FOR THE FIRST NINE MONTHS IN 1999 FOR THE VERY SAME REASONS IT DID WELL IN 1998."

PORTFOLIO AT A GLANCE
                                9/30/99           3/31/99
NUMBER OF SECURITIES              102               107
WEIGHTED AVERAGE
   MATURITY                     2.7 YRS           2.9 YRS
AVERAGE DURATION                1.9 YRS           1.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.59%*             0.59%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1999
                                INVESTOR          ADVISOR
                                 CLASS             CLASS
30-DAY SEC YIELD                 5.68%             5.43%

Investment terms are defined in the Glossary on pages 20-21.


                                                www.americancentury.com      5


Short-Term Government--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ARE SOME ADVANTAGES OF HOLDING  A LARGE STAKE IN MORTGAGE-BACKED
SECURITIES?

     Mortgage-backed securities typically offer yields that are significantly higher than Treasury yields. In recent months, mortgages were as attractive relative to Treasurys as they've been in about two years. So the silver lining to the fund's recent performance is that Short-Term Government offers shareholders a very attractive yield. On September 30, our fund had a 30-day SEC yield of 5.68%, while the average short government fund had a yield of 5.18%, according to Lipper. That yield ranks in the top quarter of the Lipper group.

OKAY, SO SHORT-TERM GOVERNMENT HAS AN ATTRACTIVE YIELD, BUT WHAT CHANGES DID YOU MAKE TO TRY TO IMPROVE ITS TOTAL RETURN?

     We brought duration down to 1.9 years by the end of September by reducing our stake in collateralized mortgage obligations from 60% of assets at the end of June to about 40%. We took that money and put it to work in more liquid (easily bought and sold) mortgage pass-through securities and Treasurys. The remaining 10% or so of assets we kept in cash. We're using that cash to offset our longer-term securities and help keep duration low. Holding a modest amount of cash and longer-term bonds has also positioned the fund to benefit from a flattening of the short- to intermediate-term portion of the yield curve. That's when the difference between short- and long-term bond yields diminishes, as happened in the last six months (see page 3).

     Finally, we exchanged some of our discount mortgage-backed securities for premium mortgages. Premium mortgages tend to outperform discounts when interest rates are stable or rising.

HAVE THESE CHANGES HAD A POSITIVE EFFECT ON THE PORTFOLIO YET?

     Yes, we think so. Short-Term Government bounced back in the third quarter, beating its Lipper group average. For the three months, Short-Term Government returned 1.26%, while the return of the average short government fund was 0.93%, according to Lipper.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We're somewhat cautious because we think rates could head a little higher still. Economic growth remains very strong, while wages had their largest monthly gain in 16 years during September. What's more, the Federal Reserve's been pretty clear about its intention to take back the three interest rate cuts it made last year--we've seen only two rate hikes this year. So we think the Fed will do the prudent thing and take out a little more insurance against inflation.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND?

     Because we think rates are likely to rise modestly, we'll continue to position the fund conservatively. That means we'll probably keep duration relatively short, holding premium mortgage-backed securities as well as more cash and Treasury securities. That positioning should help limit the fund's exposure to rate changes, while providing some added liquidity as we head into year's end.

[left margin]

"SHORT-TERM GOVERNMENT BOUNCED BACK IN THE THIRD QUARTER, BEATING ITS LIPPER GROUP AVERAGE."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Mortgage-Backed Securities   65%
U.S. Treasury Securities     23%
Temporary Cash Investments   12%

AS OF MARCH 31, 1999
Mortgage-Backed Securities   61%
U.S. Treasury Securities     34%
Temporary Cash Investments    5%

Investment terms are defined in the Glossary on pages 20-21.


6      1-800-345-2021


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount           ($ in Thousands)                      Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 23.3%
                $130,000   U.S. Treasury Notes, 5.50%,
                              8/31/01                           $129,714
                  50,000   U.S. Treasury Bonds, 11.625%,
                              11/15/02                            58,140
                                                                --------
TOTAL U.S. TREASURY SECURITIES                                   187,854
                                                                --------
   (Cost $187,588)

ADJUSTABLE-RATE MORTGAGE SECURITIES(1) -- 5.0%
FHLMC -- 1.6%
                   9,294   FHLMC Pool #605188, 6.86%,
                              4/1/18                               9,514
                      33   FHLMC Pool #635104, 6.60%,
                              8/1/18                                  34
                     368   FHLMC Pool #606095, 7.12%,
                              11/1/18                                376
                   1,749   FHLMC Pool #755188, 6.74%,
                              9/1/20                               1,798
                     322   FHLMC Pool #390263, 6.00%,
                              1/1/21                                 317
                      53   FHLMC Pool #775473, 6.86%,
                              6/1/21                                  52
                     646   FHLMC Pool #876559, 7.45%,
                              3/1/24                                 659
                                                                --------
                                                                  12,750
                                                                --------
FNMA -- 3.3%
                     320   FNMA Pool #020155, 7.49%,
                              8/1/14                                 320
                      58   FNMA Pool #009781, 7.07%,
                              10/1/14                                 57
                     165   FNMA Pool #025432, 6.375%,
                              4/1/16                                 168
                     231   FNMA Pool #036922, 7.125%,
                              8/1/16                                 237
                     318   FNMA Pool #105843, 7.23%,
                              1/1/17                                 330
                   1,231   FNMA Pool #061401, 7.23%,
                              5/1/17                               1,291
                     230   FNMA Pool #061392, 6.98%,
                              7/1/17                                 241
                     831   FNMA Pool #066415, 6.61%,
                              7/1/17                                 856
                     198   FNMA Pool #064708, 7.25%,
                              2/1/18                                 205
                     871   FNMA Pool #070030, 6.63%,
                              2/1/18                                 894
                      99   FNMA Pool #162880, 6.70%,
                              5/1/18                                 101
                     219   FNMA Pool #070186, 6.58%,
                              6/1/18                                 226
                     591   FNMA Pool #013786, 7.15%,
                              8/1/18                                 596

Principal Amount           ($ in Thousands)                      Value
--------------------------------------------------------------------------------

              $      180   FNMA Pool #116473, 6.63%,
                              12/1/18                           $    185
                     407   FNMA Pool #244477, 6.48%,
                              8/1/19                                 418
                   2,402   FNMA Pool #142402, 6.72%,
                              9/1/19                               2,478
                     897   FNMA Pool #070595, 6.40%,
                              1/1/20                                 917
                   9,957   FNMA Pool #313611, 6.53%,
                              12/1/20                             10,169
                     397   FNMA Pool #336479, 7.14%,
                              3/1/21                                 411
                     343   FNMA Pool #129482, 6.20%,
                              8/1/21                                 336
                     656   FNMA Pool #145556, 6.50%,
                              1/1/22                                 674
                     902   FNMA Pool #163993, 6.89%,
                              5/1/22                                 929
                     319   FNMA Pool #334441, 6.70%,
                              5/1/22                                 324
                     423   FNMA Pool #169868, 6.83%,
                              6/1/22                                 435
                     320   FNMA Pool #173165, 6.81%,
                              7/1/22                                 328
                     136   FNMA Pool #178295, 7.03%,
                              9/1/22                                 139
                     106   FNMA Pool #328733, 7.03%,
                              1/1/23                                 109
                     194   FNMA Pool #220498, 7.13%,
                              6/1/23                                 201
                     142   FNMA Pool #222649, 7.14%,
                              7/1/23                                 147
                     391   FNMA Pool #190647, 6.92%,
                              8/1/23                                 402
                   1,620   FNMA Pool #303336, 6.66%,
                              8/1/23                               1,657
                     159   FNMA Pool #318767, 7.32%,
                              10/1/25                                163
                      71   FNMA Pool #062836, 6.23%,
                              4/1/26                                  70
                     129   FNMA Pool #062835, 6.39%,
                              1/1/27                                 126
                     142   FNMA Pool #070184, 6.80%,
                              1/1/27                                 147
                     246   FNMA Pool #070716, 6.26%,
                              1/1/29                                 242
                     137   FNMA Pool #091689, 6.24%,
                              2/1/29                                 140
                                                                --------
                                                                  26,669
                                                                --------
GNMA -- 0.1%
                     100   GNMA Pool #008230, 6.38%,
                              5/20/17                                101
                     279   GNMA Pool #008763, 6.88%,
                              2/20/21                                286
                     186   GNMA Pool #008872, 6.625%,
                              11/20/21                               191


See Notes to Financial Statements               www.americancentury.com      7


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount           ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                  $    7   GNMA Pool #008902, 6.375%,
                              1/20/22                           $      7
                     185   GNMA Pool #008964, 7.125%,
                              8/20/26                                188
                                                                --------
                                                                     773
                                                                --------
TOTAL ADJUSTABLE-RATE
MORTGAGE SECURITIES                                               40,192
                                                                --------
   (Cost $40,492)

FIXED-RATE MORTGAGE SECURITIES(1) -- 20.2%
FHLMC -- 5.2%
                   5,266   FHLMC Pool #G40164, 6.50%,
                              11/1/02                              5,264
                   4,262   FHLMC Pool #G10439, 6.50%,
                              1/1/11                               4,213
                   7,029   FHLMC Pool #E64136, 6.50%,
                              5/1/11                               6,936
                  13,797   FHLMC Pool #E00526, 6.00%,
                              12/1/12                             13,333
                  12,663   FHLMC Pool #E00535, 6.00%,
                              2/1/13                              12,237
                                                                --------
                                                                  41,983
                                                                --------
FNMA -- 14.8%
                   8,309   FNMA Pool #356801, 6.00%,
                              12/1/08                              8,094
                   5,006   FNMA Pool #332814, 6.00%,
                              7/1/09                               4,877
                   9,979   FNMA Pool #313525, 7.50%,
                              5/1/12                              10,151
                   9,804   FNMA Pool #313958, 6.50%,
                              1/1/13                               9,651
                  11,205   FNMA Pool #418186, 6.50%,
                              5/1/13                              11,019
                  25,067   FNMA Pool #190835, 7.00%,
                              6/1/14                              25,000
                  25,000   FNMA Pool #516209, 7.50%,
                              8/1/14                              25,415
                  25,000   FNMA Pool #252868, 7.50%,
                              10/1/14                             25,409
                                                                --------
                                                                 119,616
                                                                --------
GNMA -- 0.2%
                       2   GNMA Pool #127619, 12.50%,
                              6/15/00                                  2
                       8   GNMA Pool #126325, 11.50%,
                              8/15/00                                  8
                     189   GNMA Pool #001565, 5.50%,
                              1/20/09                                179
                      70   GNMA Pool #179457, 9.00%,
                              12/20/16                                73
                      85   GNMA Pool #199973, 9.00%,
                              12/20/16                                89
                     343   GNMA Pool #220128, 9.00%,
                              8/20/17                                360
                     134   GNMA Pool #220134, 9.50%,
                              8/20/17                                142

Principal Amount           ($ in Thousands)                      Value
--------------------------------------------------------------------------------

             $        77   GNMA Pool #234860, 9.50%,
                              10/20/17                          $     82
                     459   GNMA Pool #001291, 9.50%,
                              11/20/19                               489
                                                                --------
                                                                   1,424
                                                                --------
TOTAL FIXED-RATE MORTGAGE SECURITIES                             163,023
                                                                --------
   (Cost $164,655)

COLLATERALIZED MORTGAGE OBLIGATIONS(1) -- 39.2%
FHLMC -- 22.8%
                   1,006   FHLMC REMIC, Series 1528,
                              Class A, 6.50%, 12/15/00             1,006
                   4,804   FHLMC REMIC, Series 1587,
                              Class EB PAC-1, 5.50%,
                              5/15/07                              4,798
                   6,490   FHLMC REMIC, Series 1678,
                              Class PE PAC, 5.60%,
                              7/15/07                              6,481
                  34,300   FHLMC REMIC, Series 2034,
                              Class PC PAC, 6.00%,
                              11/15/18                            33,933
                   6,372   FHLMC REMIC, Series 1861,
                              Class E SEQ, 6.50%, 8/15/20          6,366
                  27,165   FHLMC REMIC, Series 35,
                              Class PG PAC-1, 7.50%,
                              10/17/20                            27,549
                  50,000   FHLMC REMIC, Series 2066,
                              Class PQ PAC, 6.15%,
                              3/15/21                             49,522
                  15,731   FHLMC REMIC, Series 1652,
                              Class PH PAC-1, 6.35%,
                              7/15/21                             15,709
                   4,407   FHLMC REMIC, Series 1934,
                              Class HB SEQ, 6.50%,
                              8/17/21                              4,410
                  19,835   FHLMC REMIC, Series 1560,
                              Class PY PAC-1, 5.95%,
                              11/15/21                            19,101
                   9,528   FHLMC REMIC, Series 1896,
                              Class C SEQ, 7.00%,
                              11/15/21                             9,584
                   4,997   FHLMC REMIC, Series 1558,
                              Class A TAC, 6.00%, 5/15/22          4,934
                                                                --------
                                                                 183,393
                                                                --------
FNMA -- 14.2%
                   9,845   FNMA REMIC, Series 1993-163,
                              Class PM, 7.00%, 3/25/04             9,949
                   8,486   FNMA REMIC, Series 1991-146,
                              Class Z PAC, 8.00%,
                              10/25/06                             8,641
                   7,599   FNMA REMIC, Series 1994-7,
                              Class PD PAC-1, 6.05%,
                              7/25/07                              7,602
                   6,903   FNMA REMIC, Series 1993-233,
                              Class J, 6.00%, 6/25/08              6,811
                   1,798   FNMA REMIC, Series 1996-10,
                              Class A SEQ, 6.50%,
                              11/25/17                             1,797


8      1-800-345-2021                        See Notes to Financial Statements


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount           ($ in Thousands)                      Value
--------------------------------------------------------------------------------

              $    2,761   FNMA REMIC, Series 1996-12,
                              Class A SEQ, 6.50%,
                              12/25/17                          $  2,762
                      66   FNMA REMIC, Series G93-29,
                              Class A SEQ, 6.65%,
                              10/25/18                                66
                   7,056   FNMA REMIC, Series 1996-64,
                              Class PB PAC, 6.50%,
                              1/18/19                              7,062
                   7,000   FNMA REMIC, Series 1993-87,
                              Class G, 6.50%, 1/25/19              6,987
                  19,000   FNMA REMIC, Series 1993-120,
                              Class G PAC-1, 4.50%,
                              4/25/19                             18,382
                  17,125   FNMA REMIC, Series 1993-116,
                              Class D PAC, 5.75%, 8/25/19         16,889
                  13,838   FNMA REMIC, Series 1997-20,
                              Class E SEQ, 7.00%, 6/17/20         13,821
                  14,000   FNMA REMIC, Series 1998-29,
                              Class AB SEQ, 6.40%,
                              8/20/23                             13,769
                                                                --------
                                                                 114,538
                                                                --------
GNMA -- 2.2%
                   1,653   GNMA REMIC, Series 1996-15,
                              Class K SEQ, 7.00%, 9/16/06          1,662
                   2,905   GNMA REMIC, Series 1996-15,
                              Class J SEQ, 7.00%, 1/16/07          2,924
                  13,081   GNMA REMIC, Series 1996-2,
                              Class B SEQ, 6.60%, 9/20/20         13,034
                                                                --------
                                                                  17,620
                                                                --------

Principal Amount           ($ in Thousands)                      Value
--------------------------------------------------------------------------------

PRIVATE LABEL(2)
             $        87   Dean Witter Trust I Floater,
                              Series I, Class A, Underlying
                              Collateral FHLMC, 6.00%,
                              10/20/99, resets quarterly off
                              the 1-month LIBOR plus 0.50%
                              with a 0.50% floor and a
                              13.00% cap, final maturity
                              4/20/18(3)                        $     87
                                                                --------
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                             315,638
                                                                --------
   (Cost $318,182)

TEMPORARY CASH INVESTMENTS -- 12.3%
    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.21%, dated 9/30/99,
       due 10/1/99 (Delivery value $40,053)                       40,047
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a
       joint trading account at 5.20%, dated
       9/30/99, due 10/1/99 (Delivery value
       $18,841)                                                   18,838
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.25%, dated 9/30/99,
       due 10/1/99 (Delivery value $40,053)                       40,047
                                                                --------
TOTAL TEMPORARY CASH INVESTMENTS                                  98,932
                                                                --------
   (Cost $98,932)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $805,639
                                                                ========
   (Cost $809,849)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Category is less than 0.05% of total investment securities.

(3) Interest reset date is indicated. Rate shown is effective September 30, 1999.


See Notes to Financial Statements               www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

ASSETS
                                         (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $809,849) (Note 3) .................        $     805,639
Cash .....................................................                1,345
Receivable for investments sold ..........................                  107
Interest receivable ......................................                5,668
                                                                  -------------
                                                                        812,759
                                                                  -------------

LIABILITIES
Payable for investments purchased ........................                8,664
Accrued management fees (Note 2) .........................                  381
Dividends payable ........................................                  717
Payable for trustees' fees and expenses ..................                    2
Accrued expenses and other liabilities ...................                   23
                                                                  -------------
                                                                          9,787
                                                                  -------------
Net Assets ...............................................        $     802,972
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $     898,705
Accumulated net realized loss
  on investment transactions .............................              (91,523)
Net unrealized depreciation
  on investments (Note 3) ................................               (4,210)
                                                                  -------------
                                                                  $     802,972
                                                                  =============

Investor Class ($ and shares in full)
Net assets ...............................................        $ 802,672,132
Shares outstanding .......................................           86,434,124
Net asset value per share ................................        $        9.29

Advisor Class ($ and shares in full)
Net assets ...............................................        $     299,453
Shares outstanding .......................................               32,246
Net asset value per share ................................        $        9.29


10      1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

INVESTMENT INCOME
                                                                  (In Thousands)
Income:
Interest ....................................................          $ 23,737
                                                                       --------

Expenses (Note 2):
Management fees .............................................             2,369
Trustees' fees and expenses .................................                13
                                                                       --------
                                                                          2,382
                                                                       --------

Net investment income .......................................            21,355
                                                                       --------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................           (11,985)
Change in net unrealized depreciation
  on investments ............................................            (4,049)
                                                                       --------

Net realized and unrealized
  loss on investments .......................................           (16,034)
                                                                       --------

Net Increase in Net Assets
  Resulting from Operations .................................          $  5,321
                                                                       ========


See Notes to Financial Statements               www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

                                                     SEPTEMBER 30,     MARCH 31,
Increase (Decrease) in Net Assets                        1999            1999

OPERATIONS
                                                            (In Thousands)
Net investment income ............................     $  21,355      $  42,401
Net realized gain (loss) on investments ..........       (11,985)           586
Change in net unrealized
  depreciation on investments ....................        (4,049)           287
                                                       ---------      ---------
Net increase in net assets
  resulting from operations ......................         5,321         43,274
                                                       ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................................       (21,351)       (42,400)
  Advisor Class ..................................            (4)            (1)
                                                       ---------      ---------
Decrease in net assets from distributions ........       (21,355)       (42,401)
                                                       ---------      ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .....................       (13,432)        23,101
                                                       ---------      ---------

Net increase (decrease) in net assets ............       (29,466)        23,974

NET ASSETS
Beginning of period ..............................       832,438        808,464
                                                       ---------      ---------
End of period ....................................     $ 802,972      $ 832,438
                                                       =========      =========


12      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Short-Term Government Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The investment objective of the fund is to provide investors with a high level of current income, consistent with stability of principal. The fund intends to pursue this objective by investing in securities of the U.S. government and its agencies.

    The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    As of March 31, 1999, the fund had an accumulated net realized capital loss carryover of $77,455,021 (expiring in 2001 through 2004), which may be used to offset future taxable gains.

    The fund has elected to treat $1,718,863 of net capital losses incurred in the five month period ended March 31, 1999, as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended September 30, 1999, the effective annual Investor Class management fee was 0.59%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six months ended September 30, 1999, were $373.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Government and Agency securities, excluding short-term investments, for the six months ended September 30, 1999, were $1,200,919,168 and $1,196,492,515, respectively.

    On September 30, 1999, accumulated net unrealized depreciation was $4,568,478, based on the aggregate cost of investments for federal income tax purposes of $810,206,893, which consisted of unrealized appreciation of $907,456 and unrealized depreciation of $5,475,934.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                          SHARES       AMOUNT
INVESTOR CLASS                                              (In Thousands)
Six months ended September 30, 1999
Sold .............................................         6,276      $  58,205
Issued in reinvestment of distributions ..........         2,133         19,882
Redeemed .........................................        (9,865)       (91,726)
                                                       ---------      ---------
Net decrease .....................................        (1,456)     $ (13,639)
                                                       =========      =========

Year ended March 31, 1999
Sold .............................................        18,555      $ 176,717
Issued in reinvestment of distributions ..........         4,159         39,563
Redeemed .........................................       (20,283)      (193,273)
                                                       ---------      ---------
Net increase .....................................         2,431      $  23,007
                                                       =========      =========

ADVISOR CLASS                                              (In Thousands)
Six months ended September 30, 1999
Sold .............................................            31      $     291
Issued in reinvestment of distributions ..........          --                3
Redeemed .........................................            (9)           (87)
                                                       ---------      ---------
Net increase .....................................            22      $     207
                                                       =========      =========

July 8, 1998(1) through March 31, 1999
Sold .............................................            12      $     117
Issued in reinvestment of distributions ..........          --                1
Redeemed .........................................            (2)           (24)
                                                       ---------      ---------
Net increase .....................................            10      $      94
                                                       =========      =========

(1)  Commencement of sale of the Advisor Class.

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended September 30, 1999.


                                                www.americancentury.com      15


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                          Investor Class
                                 1999(1)         1999           1998(2)         1997           1996           1995          1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period .......  $      9.47     $      9.46    $      9.49     $      9.47    $      9.51    $      9.27   $      9.67
                             -----------     -----------    -----------     -----------    -----------    -----------   -----------
Income From Investment
  Operations
  Net Investment Income ...         0.24            0.49           0.21            0.52           0.51           0.52          0.40
  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ............        (0.18)           0.01          (0.03)           0.02          (0.04)          0.24         (0.40)
                             -----------     -----------    -----------     -----------    -----------    -----------   -----------
  Total From Investment
  Operations ..............         0.06            0.50           0.18            0.54           0.47           0.76          --
                             -----------     -----------    -----------     -----------    -----------    -----------   -----------
Distributions
  From Net Investment
  Income ..................        (0.24)          (0.49)         (0.21)          (0.52)         (0.51)         (0.52)        (0.40)
                             -----------     -----------    -----------     -----------    -----------    -----------   -----------
Net Asset Value,
  End of Period ...........  $      9.29     $      9.47    $      9.46     $      9.49    $      9.47    $      9.51   $      9.27
                             ===========     ===========    ===========     ===========    ===========    ===========   ===========
  Total Return(3) .........         0.73%           5.39%          1.95%           5.86%          5.09%          8.42%         0.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....         0.59%(4)        0.59%          0.59%(4)        0.68%          0.70%          0.70%         0.81%
Ratio of Net
  Investment Income
to Average Net Assets .....         5.27%(4)        5.15%          5.43%(4)        5.53%          5.39%          5.53%         4.17%
Portfolio Turnover Rate ...          185%            196%            54%            293%           246%           128%          470%

Net Assets, End of Period
(in thousands) ............  $   802,672     $   832,344    $   808,464     $   519,332    $   349,772    $   391,331   $   396,753

(1) Six months ended September 30, 1999 (unaudited).

(2) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period. For years ended prior to 1998, the fund's fiscal year end was October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


16      1-800-345-2021                       See Notes to Financial Statements


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Advisor Class
                                                  1999(1)           1999(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ......................      $  9.47           $  9.49
                                                  -------           -------
Income From Investment Operations
  Net Investment Income ....................         0.23              0.33
  Net Realized and Unrealized Loss
  on Investment Transactions ...............        (0.18)            (0.02)
                                                  -------           -------
  Total From Investment Operations .........         0.05              0.31
                                                  -------           -------
Distributions
  From Net Investment Income ...............        (0.23)            (0.33)
                                                  -------           -------
Net Asset Value, End of Period .............      $  9.29           $  9.47
                                                  =======           =======
  Total Return(3) ..........................         0.60%             3.37%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................         0.84%(4)          0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ....................         5.02%(4)          4.77%(4)
Portfolio Turnover Rate ....................          185%              196%
Net Assets, End of Period
  (in thousands) ...........................      $   299           $    94

(1) Six months ended September 30, 1999 (unaudited).

(2) July 8, 1998 (commencement of sale) through March 31, 1999.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements              www.americancentury.com      17


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM GOVERNMENT seeks current income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY/AGENCY INDEX is based on the price fluctuations of U.S. Treasury and government agency notes with maturities of 1-3 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's SHORT U.S. GOVERNMENT FUNDS category invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       NEWLIN RANKIN


                                               www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 16-17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                               www.americancentury.com      21


Notes
--------------------------------------------------------------------------------


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                               www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                  Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18627                     (c)1999 American Century Services Corporation

[front cover]

SEPTEMBER 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

GNMA


                                               [american century logo (reg. sm)]
                                                                        American
                                                                         Century


[inside front cover]

GNMA
(BGNMX)
----------------------------------------


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

RECEIVE YOUR ANNUAL REPORTS ONLINE

CHOOSE OUR ELECTRONIC COMMUNICATION PROGRAM

   Access annual reports, newsletters and prospectuses electronically.

   All you need is your OnePIN. Don't have a OnePIN? Visit www.americancentury.com and set up your OnePIN by following two easy steps using your automated phone line personal access code.

   OnePIN opens the door to services that help you stay in control of your money:

   * MONITOR YOUR INVESTMENTS on your Personal Homepage any time, any day

   * STAY INFORMED and set up a watch list of securities -- or even a test portfolio

   * REDUCE CLUTTER IN YOUR MAILBOX by selecting the electronic communication link from your Personal Homepage

     Set up your OnePIN and choose the electronic communication program today. Questions? Call 1-800-345-2021 or go to www.americancentury.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

     Strong economic growth and anxiety about inflation resulted in higher interest rates during the six months ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth influenced the Federal Reserve (the U.S. central bank) to raise short-term interest rates twice during the summer of 1999 to rein in the U.S. economy and reduce pressures on prices and wages.

     The GNMA fund's relatively high yield and moderate interest rate sensitivity helped cushion the decline in bond prices caused by rising interest rates. We're also proud to report that the fund continued to provide above-average yields and returns. Fund investors have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     Turning to corporate matters, American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've recently made strategic investments in several other financial services firms, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature--part of the personalized performance section --as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note -- in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                     Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
GNMA
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio at a Glance ...................................................   5
   Yields ..................................................................   5
   Types of Investments ....................................................   6
   Schedule of Investments .................................................   7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................   9
   Statement of Operations .................................................  10
   Statements of Changes
      in Net Assets ........................................................  11
   Notes to Financial
      Statements ...........................................................  12
   Financial Highlights ....................................................  15
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................  17
   Background Information
      Investment Philosophy
         and Policies ......................................................  18
      Comparative Indices ..................................................  18
      Lipper Rankings ......................................................  18
      Investment Team
         Leaders ...........................................................  18
   Glossary ................................................................  19


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  Interest rates rose sharply in the six months ended September 30, 1999.

* Higher rates limited returns for mortgage-backed securities. For the six months, the Salomon Brothers 30-Year GNMA Index rose just 0.60%.

* Rates rose in part because consumer prices experienced their biggest monthly increase in almost nine years during April. That news reignited worry about inflation.

* To try to cool the economy and preempt future inflation, the Federal Reserve raised interest rates twice.

* Signs of continued economic strength and the expectation of an additional Fed rate hike pushed bond yields to their highest level in two years by the end of September.

* Heavy refinancing and home sales have meant a large supply of mortgages. While the supply of mortgage-backed securities increased, Treasury bond supply decreased.

* Because so many new mortgages have been created in the last year, when rates have been relatively low, the average coupon on mortgage-backed securities has declined.

MANAGEMENT Q&A

* American Century GNMA's return was limited by rising interest rates; however, the fund continued to perform well relative to the average GNMA fund.

* The portfolio generated more income than the average GNMA fund. As of September 30, American Century GNMA's 30-day SEC yield ranked in the top 10% of the Lipper group.

* One reason GNMA's done well relative to the Lipper group is that our expenses are below average. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* Our benchmark-based management approach also helped performance. Trying to meet or beat the benchmark has helped us produce solid long-term results relative to the Lipper group.

* The portfolio's duration naturally lengthened as rates rose, mirroring the changes we've seen in the benchmark's duration.

* We have a generally positive outlook for the mortgage market. We think attractive yields will boost demand for mortgage-backed securities, while supply should taper off as higher rates and lower consumer confidence mean fewer refinancings and home sales.

[left margin]

                         GNMA(1)
                         (BGNMX)
       TOTAL RETURNS:             AS OF 9/30/99
          6 Months                       -0.03%(2)
          1 Year                          1.65%
       30-DAY SEC YIELD:                  6.60%
       INCEPTION DATE:                  9/23/85
       NET ASSETS:                 $1.4 billion(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

     Higher interest rates limited returns for mortgage-backed securities during the six months ended September 30, 1999, when the Salomon Brothers 30-Year GNMA Index returned just 0.60%. Nevertheless, mortgage-backed securities outperformed Treasury and corporate bonds for the six months.

RISING RATES

     Interest rates, which had been edging higher since hitting record lows in late 1998, jumped dramatically in April and May. The rate on a 30-year fixed-rate home loan went from less than 7% in March to as high as 8.42% in August, though mortgage rates moderated somewhat in September.

     Consumer prices had their biggest monthly increase in almost nine years during April. That led the Federal Reserve (the U.S. central bank) to raise short-term interest rates twice during the summer to preempt future inflation.

     But signs of continued economic strength and anecdotal evidence of rising wages were a further source of stress for bond investors. As a result, bond yields continued to rise in anticipation of the Fed making a final rate hike before year's end. By the end of September, Treasury bond yields had risen to their highest levels in two years.

MORTGAGE SUPPLY INCREASES

     Despite the increase in interest rates, home sales remained surprisingly strong before slowing modestly in September. Mortgage refinancing activity also continued to run at a pace faster than the historical average, though the Mortgage Bankers' Association Refinancing Index is significantly lower than its record high of last October (see the graph at right).

     All that refinancing and housing sales activity means a larger supply of newly minted mortgage-backed securities. While mortgage supply was increasing, the supply of Treasury bonds actually declined because healthier federal budgets have reduced the government's borrowing needs. These factors combined to cause the spread--or difference in yield between mortgages and Treasurys--to widen, particularly during the summer. However, spreads narrowed and mortgage-backed securities performed better, particularly in September.

AVERAGE COUPON DECLINES

     A side effect of the heavy supply of new mortgages in the last year is that the market has become increasingly concentrated in mortgage-backed securities with interest rates--or coupons--of 7% or less.

     Just four years ago, more than half the Salomon Brothers 30-Year GNMA Index was made up of securities with coupons of 8% or more. Only about 40% of the index had 6% or 7% coupons. Today, just 20% of mortgage-backed securities have 8% or higher coupons, while 6% and 7% securities make up the remaining 80% or so of the index.

[right margin]

"INTEREST RATES, WHICH HAD BEEN EDGING HIGHER SINCE HITTING RECORD LOWS IN LATE 1998, JUMPED DRAMATICALLY IN APRIL AND MAY."

[line chart - data below]

RECORD REFINANCING WAVE SUBSIDES

                Mortgage Bankers Association
                          Index of                   10-Year
                  Refinancing Applications       Treasury Yields
                       (right scale)              (left scale)
3/31/98                   1206.30                    5.474%
4/10/98                   1515.80                    5.578%
4/17/98                   1087.00                    5.587%
4/24/98                   1157.00                    5.660%
5/1/98                    1326.50                    5.658%
5/8/98                    1297.00                    5.705%
5/15/98                   1138.70                    5.683%
5/22/98                   1049.00                    5.633%
5/29/98                    939.40                    5.554%
6/5/98                    1120.70                    5.579%
6/12/98                   1209.60                    5.431%
6/19/98                   1406.20                    5.467%
6/26/98                   1202.00                    5.457%
7/3/98                    1176.50                    5.407%
7/10/98                   1305.50                    5.411%
7/17/98                   1292.20                    5.505%
7/24/98                   1320.20                    5.453%
7/31/98                   1278.80                    5.496%
8/7/98                    1291.90                    5.401%
8/14/98                   1310.50                    5.424%
8/21/98                   1211.90                    5.300%
8/28/98                   1331.50                    5.066%
9/4/98                    1924.00                    5.005%
9/11/98                   1713.50                    4.838%
9/18/98                   2269.90                    4.703%
9/25/98                   2682.70                    4.570%
10/2/98                   3410.50                    4.284%
10/9/98                   4389.10                    4.782%
10/16/98                  2256.30                    4.438%
10/23/98                  2774.30                    4.693%
10/30/98                  2495.70                    4.605%
11/6/98                   1987.00                    4.844%
11/13/98                  1550.70                    4.814%
11/20/98                  1814.80                    4.814%
11/27/98                  1460.40                    4.810%
12/4/98                   2055.10                    4.627%
12/11/98                  1879.10                    4.619%
12/18/98                  1569.00                    4.581%
12/25/98                   864.80                    4.856%
1/1/99                     881.10                    4.648%
1/8/99                    1494.20                    4.870%
1/15/99                   1634.40                    4.657%
1/22/99                   1415.00                    4.637%
1/29/99                   1741.70                    4.653%
2/5/99                    1654.00                    4.938%
2/12/99                   1401.40                    5.059%
2/19/99                   1191.80                    5.067%
2/26/99                   1512.80                    5.285%
3/5/99                    1241.30                    5.307%
3/12/99                   1153.30                    5.151%
3/19/99                   1332.60                    5.164%
3/26/99                   1177.20                    5.199%
4/2/99                    1086.20                    5.187%
4/9/99                    1203.90                    5.053%
4/16/99                   1155.70                    5.221%
4/23/99                   1093.40                    5.252%
4/30/99                   1062.90                    5.348%
5/7/99                    1042.10                    5.542%
5/14/99                    867.10                    5.628%
5/21/99                    832.20                    5.504%
5/28/99                    853.70                    5.620%
6/4/99                     606.80                    5.807%
6/11/99                    702.70                    6.032%
6/18/99                    636.10                    5.827%
6/25/99                    612.20                    6.014%
7/2/99                     588.40                    5.827%
7/9/99                     417.60                    5.825%
7/16/99                    508.30                    5.667%
7/23/99                    490.80                    5.835%
7/30/99                    458.10                    5.902%
8/6/99                     462.30                    6.038%
8/13/99                    449.20                    5.979%
8/20/99                    440.40                    5.876%
8/27/99                    456.40                    5.864%
9/3/99                     395.90                    5.888%
9/10/99                    315.30                    5.898%
9/17/99                    398.70                    5.871%
9/24/99                    388.40                    5.772%
10/1/99                    414.60                    5.973%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


GNMA--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                      INVESTOR CLASS (INCEPTION 9/23/85)                ADVISOR CLASS (INCEPTION 10/9/97)
                       SALOMON 30-YEAR           GNMA FUNDS(2)                        SALOMON 30-YEAR
                GNMA     GNMA INDEX     AVERAGE RETURN   FUND'S RANKING        GNMA     GNMA INDEX
6 MONTHS(1)    -0.03%      0.60%           -0.16%             --              -0.15%       0.60%
1 YEAR          1.65%      2.58%            0.64%         4 OUT OF 54          1.30%       2.58%
===========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         6.36%      6.94%            6.08%        14 OUT OF 46           --          --
5 YEARS         7.37%      8.08%            7.10%        17 OUT OF 38           --          --
10 YEARS        7.78%      8.32%            7.39%         5 OUT OF 24           --          --
LIFE OF FUND    8.28%      9.18%(3)         7.86%(4)      5 OUT OF 14(4)        4.32%     5.07%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/85, the date nearest the class's inception for which data are available.

(4) Since 10/31/85, the date nearest the class's inception for which data are available.

(5) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 17-19 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/99
Salomon 30-Year GNMA Index     $22,234
GNMA                           $21,159

                                         Salomon 30-Year
                       GNMA                GNMA Index
DATE                   VALUE                  VALUE
9/30/1989             $10,000                $10,000
9/30/1990             $10,863                $10,967
9/30/1991             $12,596                $12,781
9/30/1992             $14,066                $14,257
9/30/1993             $14,991                $15,237
9/30/1994             $14,826                $15,074
9/30/1995             $16,739                $17,155
9/30/1996             $17,587                $18,178
9/30/1997             $19,339                $20,019
9/30/1998             $20,815                $21,675
9/30/1999             $21,159                $22,234

$10,000 investment made 9/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 30-Year GNMA Index is provided for comparison in each graph. GNMA's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

                                       Salomon 30-Year
                       GNMA              GNMA Index
DATE                  RETURN               RETURN
9/30/1990              8.63%                9.68%
9/30/1991             15.95%               16.62%
9/30/1992             11.67%               11.58%
9/30/1993              6.58%                6.84%
9/30/1994             -1.10%               -1.09%
9/30/1995             12.90%               13.88%
9/30/1996              5.07%                5.98%
9/30/1997              9.96%               10.14%
9/30/1998              7.63%                8.27%
9/30/1999              1.65%                2.58%


4      1-800-345-2021


GNMA--Q&A
--------------------------------------------------------------------------------
[photo of Casey Colton]

     An interview with Casey Colton, a portfolio manager on the GNMA fund investment team.

HOW DID THE FUND PERFORM IN THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     American Century GNMA performed very well relative to its peers, though the fund's absolute performance reflected the difficult investment climate for bonds (see page 3). For the six months, the portfolio's return was essentially flat, at -0.03%.* But that compares favorably with the -0.16% average return of the 56 GNMA funds tracked by Lipper Inc. We're also proud to report that the portfolio's longer-term returns are all better than average. (See the previous page for additional performance comparisons.)

HOW DID THE PORTFOLIO'S YIELD COMPARE?

     We manage the fund to give shareholders high current income without big surprises, and so far we've been successful--on September 30, the portfolio had a 30-day SEC yield of 6.60%, while the average GNMA fund's yield was just 5.82%, according to Lipper. That yield was good enough to rank in the top 10% of the Lipper group. And though 1999 has been a difficult year for bond investors, the silver lining is that we're able to offer shareholders very attractive yields. In fact, yields on GNMA securities are about as high as they've been in two years.

WHAT'S THE KEY TO THE FUND'S LONG-TERM SUCCESS?

     First, we use a benchmark-based approach to managing the portfolio, running the fund to track the Salomon Brothers 30-Year GNMA Index. The index has historically done very well relative to other GNMA funds, so trying to meet or beat the benchmark's return has helped us produce solid long-term performance.

     Second, our expenses are significantly below average. As of September 30, the fund's annualized expense ratio was 0.59%, while the average of the Lipper group was 1.10%. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

HOW DID YOU POSITION THE GNMA FUND RELATIVE TO THE BENCHMARK?

     We continued to track the benchmark closely in terms of coupon structure and duration. With regard to coupon structure, the record number of home sales and mortgage refinancings in recent years has caused our index to become increasingly concentrated in mortgages with 6% and 7% interest coupons (see page
3). We've made some adjustments to the portfolio to mimic those changes in the index. As a result, about three-quarters of the portfolio was in 6% and 7% mortgages at the end of September.

WHAT ABOUT THE PORTFOLIO'S DURATION?

     Keep in mind that duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price fluctuates when rates change. Ideally, then, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"AMERICAN CENTURY GNMA PERFORMED VERY WELL RELATIVE TO ITS PEERS, THOUGH THE FUND'S ABSOLUTE PERFORMANCE REFLECTS THE DIFFICULT INVESTMENT CLIMATE FOR BONDS SO FAR IN 1999."

PORTFOLIO AT A GLANCE
                             9/30/99           3/31/99
NUMBER OF SECURITIES          3,327             3,383
AVERAGE DURATION             4.7 YRS           3.2 YRS
AVERAGE LIFE                 9.0 YRS           6.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.59%*             0.59%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1999
                            INVESTOR          ADVISOR
                             CLASS             CLASS
30-DAY SEC YIELD             6.60%             6.34%

Investment terms are defined in the Glossary on pages 19-20.


                                                www.americancentury.com      5


GNMA--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     But the duration of mortgage-backed securities actually increases when rates rise. That's because homeowners are less likely to refinance their mortgages when rates are rising. This is called "duration extension."

     Interest rates rose substantially over the last six months, so the fund's duration naturally lengthened. Duration went from 3.2 years on March 31 to 4.7 years at the end of September. By comparison, the portfolio's duration was just
1.5 years at the height of the Asian economic crisis last October, when interest rates were at record lows.

WHAT DO A LONGER DURATION AND LOWER AVERAGE COUPON MEAN FOR THE PORTFOLIO?

     They probably signal a little more share price volatility going forward than we've seen in the past. Several years ago the mortgage market had a much wider distribution of coupons, and it took a big change in interest rates to make the fund's share price budge. But lower-coupon GNMAs tend to be more responsive to changes in interest rates, so we're likely to see larger price swings for a given change in rates.

DID YOU MAKE ANY OTHER CHANGES TO THE PORTFOLIO?

     We continued to keep a small portion of fund assets (about 6%) in inflation-indexed Treasury and government agency securities. We bought these securities at attractive yields early in the year, when market expectations for inflation were low. That's been good for performance because inflation-indexed securities have outperformed mortgages and nominal Treasury bonds so far this year. They've also been a good way to add yield and liquidity to the portfolio without taking on the duration extension risk of mortgage-backed securities.

WHAT'S YOUR OUTLOOK FOR MORTGAGE-BACKED SECURITIES?

     We're pretty optimistic. Consumer confidence fell in October for the fourth consecutive month, which should eventually slow down home sales; in fact, the latest data show that home sales tailed off in September. In addition, higher interest rates should dampen refinancing activity. We expect these factors will combine to decrease the supply of new mortgages. At the same time, yields on mortgage-backed securities are as attractive relative to Treasury bonds as they've been in about two years, which should make for better demand. We think these factors make for a generally positive outlook for the mortgage market.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

     It's business as usual--we'll continue to run the fund using the same benchmark-based approach that's produced the portfolio's solid long-term performance. In practice, that means we'll track the index in terms of coupon structure and duration, making modest bets only when we think we can add value. In addition, we're likely to trim our position in inflation-protected securities if we see an opportunity to lock in some of our profits and put that money back to work in higher-yielding mortgage-backed securities.

[left margin]

"THOUGH 1999 HAS BEEN A DIFFICULT YEAR FOR BOND INVESTORS, THE SILVER LINING IS THAT WE'RE ABLE TO OFFER SHAREHOLDERS VERY ATTRACTIVE YIELDS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
GNMAs                      94%
U.S. Gov't. Agency
   Securities               3%
U.S. Treasury Securities    3%

AS OF MARCH 31, 1999
GNMAs                      93%
U.S. Gov't. Agency
   Securities               3%
Repos                       2%
U.S. Treasury Securities    2%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


GNMA--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 2.8%
            $ 40,557,200   U.S. Treasury Inflation Indexed
                              Notes, 3.875%, 4/15/29            $   39,201,069
                                                                ---------------
   (Cost $39,383,321)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.8%
              42,082,400   TVA Inflation Indexed Notes,
                              3.375%, 1/15/07                       38,944,198
                                                                ---------------
   (Cost $40,113,951)

GNMA SECURITIES(1) -- 92.3%
              88,155,092   GNMA, 6.00%, 7/20/16 to
                              3/15/29(2)                            81,876,953
             301,474,456   GNMA, 6.50%, 9/20/08 to
                              7/15/29(2)                           288,850,183
             398,256,704   GNMA, 7.00%, 9/15/08 to
                              7/15/29(2)                           391,593,889
               8,603,049   GNMA, 7.25%, 7/20/20 to
                              12/20/25                               8,508,845
             213,446,491   GNMA, 7.50%, 1/15/06 to
                              1/15/28(2)                           214,702,290
               4,317,696   GNMA, 7.65%, 6/15/16 to
                              2/15/18                                4,414,086
               7,661,596   GNMA, 7.75%, 9/20/17 to
                              1/20/26                                7,790,505
               4,520,690   GNMA, 7.77%, 4/15/20 to
                              1/15/21                                4,609,656
               2,746,744   GNMA, 7.85%, 11/20/20 to
                              10/20/22                               2,791,428
                 990,809   GNMA, 7.89%, 9/20/22(2)                   1,007,954
               3,055,410   GNMA, 7.98%, 6/15/19(2)                   3,149,157
              77,041,131   GNMA, 8.00%, 6/15/06 to
                              2/20/28                               78,914,701
               1,041,948   GNMA, 8.15%, 11/15/19 to
                              2/15/21                                1,080,078
              15,480,145   GNMA, 8.25%, 2/15/06 to
                              5/15/27(2)                            16,011,083
               5,963,223   GNMA, 8.35%, 1/15/19 to
                              12/15/20                               6,190,810
              62,546,844   GNMA, 8.50%, 12/15/04 to
                              5/15/31(2)                            64,952,766
               1,791,854   GNMA, 8.625%, 1/15/32(2)                  1,876,005
               8,875,546   GNMA, 8.75%, 2/15/16 to
                              7/15/27(2)                             9,285,984
              49,797,800   GNMA, 9.00%, 11/15/04 to
                              7/20/26(2)                            52,347,503
               7,840,271   GNMA, 9.25%, 5/15/16 to
                              8/15/26(2)                             8,312,811

Principal Amount                                                     Value
--------------------------------------------------------------------------------

            $ 14,155,660   GNMA, 9.50%, 6/15/09 to
                              7/20/25(2)                        $   15,094,695
               2,579,476   GNMA, 9.75%, 6/15/05 to
                              11/15/21                               2,743,980
               2,174,629   GNMA, 10.00%, 11/15/09 to
                              2/20/22(2)                             2,365,035
               1,547,645   GNMA, 10.25%, 5/15/12 to
                              2/15/21(2)                             1,688,056
                 688,916   GNMA, 10.50%, 8/15/00 to
                              3/15/21                                  766,271
                 405,286   GNMA, 10.75%, 12/15/09 to
                              8/15/19                                  447,997
               1,513,579   GNMA, 11.00%, 12/15/09 to
                              8/15/20                                1,679,749
                  27,819   GNMA, 11.25%, 10/20/15 to
                              2/20/16                                   31,090
                 400,646   GNMA, 11.50%, 8/15/00 to
                              2/20/20                                  448,288
                 262,931   GNMA, 12.00%, 6/15/00 to
                              1/20/15                                  291,634
                 162,126   GNMA, 12.25%, 8/15/13 to
                              5/15/15                                  184,739
                 424,479   GNMA, 12.50%, 4/15/10 to
                              5/15/15                                  484,267
                   8,399   GNMA, 12.75%, 12/15/13                        9,510
               1,052,725   GNMA, 13.00%, 11/15/10 to
                              8/15/15                                1,219,792
                  35,421   GNMA, 13.25%, 1/20/15                        41,423
                 412,949   GNMA, 13.50%, 5/15/10 to
                              11/15/14                                 478,781
                  11,005   GNMA, 13.75%, 8/15/14                        12,688
                  19,798   GNMA, 14.00%, 6/15/11 to
                              10/15/14                                  23,246
                 153,005   GNMA, 14.50%, 9/15/12 to
                              12/15/12                                 180,074
                 323,618   GNMA, 15.00%, 6/15/11 to
                              10/15/12                                 382,081
                 115,715   GNMA, 16.00%, 8/15/10 to
                              4/15/12                                  139,092
                                                                ---------------
TOTAL GNMA SECURITIES                                            1,276,979,175
                                                                ---------------
   (Cost $1,297,373,293)

FORWARD COMMITMENTS -- 2.1%
              30,000,000   GNMA Purchase, 6.50%,
                              settlement 10/21/99                   28,703,010
                                                                ---------------
   (Cost $28,616,016)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $1,383,827,452
                                                                ===============
   (Cost $1,405,486,581)


See Notes to Financial Statements               www.americancentury.com      7


GNMA--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

GNMA = Government National Mortgage Association

TVA = Tennessee Valley Authority

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Securities, or a portion thereof, have been segregated at the custodian bank for Forward Commitments.


8      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $1,405,486,581)
  (Note 3) ..............................................       $ 1,383,827,452
Receivable for investments sold .........................               192,188
Interest receivable .....................................             8,896,336
                                                                ---------------
                                                                  1,392,915,976
                                                                ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ................................               465,468
Payable for investments purchased .......................            28,724,349
Accrued management fees (Note 2) ........................               651,957
Distribution fees payable (Note 2) ......................                 1,740
Service fees payable (Note 2) ...........................                 1,740
Dividends payable .......................................             1,459,546
Payable for trustees' fees and expenses .................                 2,875
Accrued expenses and other liabilities ..................                 9,190
                                                                ---------------
                                                                     31,316,865
                                                                ---------------
Net Assets ..............................................       $ 1,361,599,111
                                                                ===============

NET ASSETS CONSIST OF:
Capital paid in .........................................       $ 1,410,202,897
Accumulated net realized loss
  on investment transactions ............................           (26,944,657)
Net unrealized depreciation
  on investments (Note 3) ...............................           (21,659,129)
                                                                ---------------
                                                                $ 1,361,599,111
                                                                ===============
Investor Class
Net assets ..............................................       $ 1,353,242,250
Shares outstanding ......................................           131,456,638
Net asset value per share ...............................       $         10.29

Advisor Class
Net assets ..............................................       $     8,356,861
Shares outstanding ......................................               811,797
Net asset value per share ...............................       $         10.29


See Notes to Financial Statements               www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .................................................         $ 47,646,406
                                                                   ------------
Expenses (Note 2):
Management fees ..........................................            4,070,491
Distribution fees -- Advisor Class .......................               10,157
Service fees -- Advisor Class ............................               10,157
Trustees' fees and expenses ..............................               22,664
                                                                   ------------
                                                                      4,113,469
                                                                   ------------
Net investment income ....................................           43,532,937
                                                                   ------------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments .........................           (5,387,902)
Change in net unrealized
  appreciation on investments ............................          (38,664,372)
                                                                   ------------
Net realized and unrealized
  loss on investments ....................................          (44,052,274)
                                                                   ------------
Net Decrease in Net Assets
  Resulting from Operations ..............................         $   (519,337)
                                                                   ============


10      1-800-345-2021                     See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

                                              SEPTEMBER 30,         MARCH 31,
Increase (Decrease) in Net Assets                 1999                1999

OPERATIONS
Net investment income ..................    $    43,532,937     $    80,843,520
Net realized gain (loss)
  on investments .......................         (5,387,902)          2,433,855
Change in net unrealized
  appreciation on investments ..........        (38,664,372)         (9,003,273)
                                            ---------------     ---------------
Net increase (decrease)
  in net assets resulting
  from operations ......................           (519,337)         74,274,102
                                            ---------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .......................        (43,289,219)        (80,723,297)
  Advisor Class ........................           (243,718)           (192,401)
                                            ---------------     ---------------
Decrease in net assets
  from distributions
  to shareholders ......................        (43,532,937)        (80,915,698)
                                            ---------------     ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ...................        (16,865,336)        143,057,929
                                            ---------------     ---------------

Net increase (decrease)
  in net assets ........................        (60,917,610)        136,416,333

NET ASSETS
Beginning of period ....................      1,422,516,721       1,286,100,388
                                            ---------------     ---------------
End of period ..........................    $ 1,361,599,111     $ 1,422,516,721
                                            ===============     ===============


See Notes to Financial Statements              www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. GNMA Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 1999, accumulated net realized capital loss carryovers of $20,902,640 (expiring in 2003 through 2005) may be used to offset future taxable realized gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended September 30, 1999, the effective annual Investor Class management fee was 0.59%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six months ended September 30, 1999 were $20,314.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, for the six months ended September 30, 1999, were $620,597,413 and $572,080,674, respectively.

    On September 30, 1999, accumulated net unrealized depreciation was $22,313,107, based on the aggregate cost of investments for federal income tax purposes of $1,406,140,559, which consisted of unrealized appreciation of $7,857,831 and unrealized depreciation of $30,170,938.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                    SHARES            AMOUNT
INVESTOR CLASS
Six months ended September 30, 1999
Sold .......................................       21,081,844     $ 219,849,234
Issued in reinvestment of distributions ....        3,350,464        34,782,090
Redeemed ...................................      (26,283,988)     (273,195,981)
                                                -------------     -------------
Net decrease ...............................       (1,851,680)    $ (18,564,657)
                                                =============     =============

Year ended March 31, 1999
Sold .......................................       53,378,360     $ 570,181,601
Issued in reinvestment of distributions ....        6,062,643        64,763,962
Redeemed ...................................      (46,668,723)     (498,381,229)
                                                -------------     -------------
Net increase ...............................       12,772,280     $ 136,564,334
                                                =============     =============

ADVISOR CLASS
Six months ended September 30, 1999
Sold .......................................          507,677     $   5,285,554
Issued in reinvestment of distributions ....           19,785           205,263
Redeemed ...................................         (366,374)       (3,791,496)
                                                -------------     -------------
Net increase ...............................          161,088     $   1,699,321
                                                =============     =============

Year ended March 31, 1999
Sold .......................................          748,340     $   7,995,760
Issued in reinvestment of distributions ....           16,340           174,448
Redeemed ...................................         (157,042)       (1,676,613)
                                                -------------     -------------
Net increase ...............................          607,638     $   6,493,595
                                                =============     =============

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended September 30, 1999.


14      1-800-345-2021


GNMA--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                             Investor Class
                                           1999(1)            1999            1998            1997            1996         1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............$      10.62       $      10.67    $      10.33    $      10.45    $      10.18    $   10.35
                                     ------------       ------------    ------------    ------------    ------------    ---------
Income From Investment
  Operations
  Net Investment Income .............        0.32               0.64            0.69            0.71            0.74         0.72
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ...........       (0.33)             (0.05)           0.34           (0.12)           0.27        (0.18)
                                     ------------       ------------    ------------    ------------    ------------    ---------
  Total From Investment Operations ..       (0.01)              0.59            1.03            0.59            1.01         0.54
                                     ------------       ------------    ------------    ------------    ------------    ---------
Distributions
  From Net Investment Income ........       (0.32)             (0.64)          (0.69)          (0.71)          (0.74)       (0.71)
                                     ------------       ------------    ------------    ------------    ------------    ---------
Net Asset Value, End of Period ......$      10.29       $      10.62    $      10.67    $      10.33    $      10.45    $   10.18
                                     ============       ============    ============    ============    ============    =========
  Total Return(2) ...................       (0.03)%             5.66%          10.21%           5.84%          10.08%        5.53%

RATIOS/SUPPLEMENTAL
DATA
Ratio of Operating Expenses
  to Average Net Assets(3) ..........        0.59%(4)           0.59%           0.58%           0.55%           0.58%        0.58%
Ratio of Net Investment Income
  to Average Net Assets .............        6.24%(4)           5.98%           6.49%           6.84%           6.98%        7.08%
Portfolio Turnover Rate .............          41%               119%            133%            105%             64%         120%
Net Assets, End of Period
  (in thousands) ....................$  1,353,242       $  1,415,607    $  1,285,641    $  1,119,165    $  1,120,019    $ 979,670

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996, include expenses paid through expense offset arrangements.

(4) Annualized.


See Notes to Financial Statements               www.americancentury.com      15


GNMA--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                           1999(1)       1999        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..$   10.62      $   10.67    $   10.63
                                       ---------      ---------    ---------
Income From Investment Operations
  Net Investment Income ...............     0.31           0.61         0.31
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...    (0.33)         (0.05)        0.04
                                       ---------      ---------    ---------
  Total From Investment Operations ....    (0.02)          0.56         0.35
                                       ---------      ---------    ---------
Distributions
  From Net Investment Income ..........    (0.31)         (0.61)       (0.31)
                                       ---------      ---------    ---------
Net Asset Value, End of Period ........$   10.29      $   10.62    $   10.67
                                       =========      =========    =========
  Total Return(3) .....................    (0.15)%         5.40%        3.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............     0.84%(4)       0.84%        0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............     5.99%(4)       5.73%        5.92%(4)
Portfolio Turnover Rate ...............       41%           119%         133%
Net Assets, End of Period
  (in thousands) ......................$   8,357      $   6,910    $     460

(1) Six months ended September 30, 1999 (unaudited).

(2) October 9, 1997 (commencement of sale) through March 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


16      1-800-345-2021                        See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     GNMA seeks to provide a high level of current income, consistent with safety of principal, by investing primarily in mortgage-backed GNMA certificates. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 30-YEAR GNMA INDEX is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for GNMA is:

     GNMA FUNDS -- funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       CASEY COLTON


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 15-16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

* DURATION EXTENSION -- a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

* PREPAYMENT -- paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* AVERAGE LIFE -- a measure of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

* GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES (GNMAS) -- mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency.


                                                 www.americancentury.com     19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                  Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18629                     (c)1999 American Century Services Corporation

[front cover]

SEPTEMBER 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

INFLATION-ADJUSTED TREASURY


                                               [american century logo (reg. sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

INFLATION-ADJUSTED TREASURY
----------------------------------------


TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Strong economic growth and increasing inflation anxiety resulted in higher interest rates during the six months ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth reignited inflation fears and pushed interest rates higher. The Federal Reserve (the U.S. central bank) raised short-term interest rates twice during the summer of 1999.

     In this environment, inflation-indexed bonds outperformed virtually every other sector of the bond market. Inflation-indexed bonds tend to hold their value better than traditional bonds when the threat of rising inflation leads to higher interest rates.

     Turning to corporate matters, American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've made investments in several other financial services firms, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature--part of the personalized performance section--as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note -- in the spirit of our ongoing Year 2000 readiness disclosures, we've provided an update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                     Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
INFLATION-ADJUSTED TREASURY
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio at a Glance ...................................................   5
   Yields ..................................................................   5
   Types of Investments ....................................................   6
   Schedule of Investments .................................................   7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................   8
   Statement of Operations .................................................   9
   Statements of Changes
      in Net Assets ........................................................  10
   Notes to Financial
      Statements ...........................................................  11
   Financial Highlights ....................................................  14
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................  16
   Background Information
      Investment Philosophy
         and Policies ......................................................  17
      Comparative Indices ..................................................  17
      Investment Team
         Leaders ...........................................................  17
   Glossary ................................................................  18


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Treasury inflation-indexed securities (TIIS) posted modest returns during the six months ended September 30, 1999, and outperformed traditional Treasury bonds.

* Interest rates rose as strong economic growth sparked renewed inflation fears.

* In response, the Federal Reserve raised short-term interest rates in late June and late August.

* Traditional Treasury bonds are more sensitive to interest rate changes than TIIS, so their prices fell more dramatically as rates increased.

* Despite slightly higher inflation in 1999, investor demand for the inflation protection of TIIS has not increased.

* The principal adjustments for TIIS, based on the change in the consumer price index, totaled 1.3% during the six-month period (a 2.6% annual rate).

FUND PERFORMANCE

* Inflation-Adjusted Treasury's performance reflected the positive returns of TIIS during the six-month period.

* The fund's yield at the end of the period was more than 7%, compared with a yield of around 6% for most traditional Treasury bonds.

* This higher yield was the result of a sizable inflation adjustment to TIIS in September. The inflation adjustment is considered income, so it gets added to the fund's yield along with interest payments.

* The monthly changes to the inflation adjustment produce wide fluctuations in the fund's 30-day SEC yield, which was as high as 12% and as low as 4% during the period.

FUND STRATEGY

* We kept the fund's duration (a measure of price volatility as interest rates change) close to that of its benchmark index.

* We overweighted 10-year TIIS in the fund because they were the highest-yielding bonds in the TIIS market.

* The fund also held a U.S. government agency inflation-indexed bond, which offered a higher yield than comparable TIIS.

OUTLOOK

*  The inflation rate has risen from 1.5% to 2.5% over the past year.

*  We expect inflation to stabilize at this level in the coming months.

* TIIS currently offer a better value than traditional Treasury bonds if, as we expect, inflation is higher than 2% going forward.

* We may look to position Inflation-Adjusted Treasury more conservatively in the future to reflect the conservative nature of inflation-protected investing.

[left margin]

                    INFLATION-ADJUSTED
                       TREASURY(1)
       TOTAL RETURNS:             AS OF 9/30/99
          6 Months                       1.56%(2)
          1 Year                          1.50%
       30-DAY SEC YIELD:                  7.32%
       INCEPTION DATE:                  2/10/97
       NET ASSETS:                $16.2 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Higher interest rates undermined U.S. bond returns during the six months ended September 30, 1999. Although Treasury inflation-indexed securities (TIIS) posted modest returns, they outperformed traditional Treasury notes and bonds. The Salomon U.S. Inflation-Linked Index returned 1.87% for the six-month period, while the Lehman Brothers Treasury Index returned -0.21%.

RISING INTEREST RATES

     Bond prices fell as interest rates rose steadily throughout the period. Continued economic strength in the U.S., as well as rebounding economies overseas, sparked renewed fears of rising inflation.

     Those fears were borne out in April when the consumer price index (CPI), a widely watched inflation gauge, experienced its biggest monthly increase in nine years. By May, the bond market began to fret about the possibility of a short-term interest rate increase by the Federal Reserve (the U.S. central bank).

     It didn't take long for that possibility to become reality. The Fed raised rates twice during the summer--once at the end of June and again in late August. The Fed characterized the rate increases as a reversal of the three rate cuts it made in late 1998. By returning short-term rates to mid-1998 levels, the Fed stated that its actions "should markedly diminish the risk of rising inflation going forward."

     However, the Fed's words weren't all that soothing for the bond market. Signs of continued economic strength and evidence of rising prices caused bond yields to climb further in anticipation of another Fed rate hike before year's end.

TIIS OUTPERFORM DESPITE LACKLUSTER DEMAND

     Nominal Treasury bond yields tend to fluctuate about four times as much as the real (or after-inflation) yields of TIIS, and that held true over the past six months. The 10-year Treasury bond yield increased from 5.28% to 6.00%, while the 10-year TIIS yield rose from 3.91% to 4.07% (see the graph below).

     You might think that TIIS should benefit from increased demand when inflation fears rise, but that hasn't been the case. The CPI rose by 1.3% during the six-month period, for an annualized rate of 2.6%. Although this is higher than the 1.6% increase for all of 1998, it's still below historical averages. The increase in the inflation rate has not yet been large enough to convince investors that they need inflation protection.

THE NUMBERS

     The Treasury issued $14 billion in new TIIS during the past six months, about equally split between 10-year notes and 30-year bonds. The TIIS market has now grown to more than $86 billion in outstanding securities, though it remains a small part of the $3.2 trillion Treasury market.

     Reflecting the increase in the CPI, the inflation adjustments to the principal value of TIIS totaled 1.28% for the six-month period.

[right margin]

"ALTHOUGH TREASURY INFLATION-INDEXED SECURITIES POSTED MODEST RETURNS, THEY OUTPERFORMED TRADITIONAL TREASURY NOTES AND BONDS."

[line graph - data below]

10-YEAR TREASURY YIELD COMPARISON
                     10-year             10-year
                Nominal Treasury        TIIS Yield
3/31/99               5.28%               3.91%
4/9/99                5.04%               3.92%
4/16/99               5.22%               3.93%
4/26/99               5.25%               3.91%
4/30/99               5.36%               3.90%
5/7/99                5.54%               3.86%
5/14/99               5.61%               3.83%
5/21/99               5.53%               3.88%
5/28/99               5.62%               3.87%
6/4/99                5.80%               3.90%
6/11/99               6.02%               3.93%
6/18/99               5.84%               4.02%
6/25/99               6.02%               4.02%
7/2/99                5.83%               3.98%
7/9/99                5.84%               4.02%
7/16/99               5.68%               4.02%
7/23/99               5.83%               4.03%
7/30/99               5.91%               4.04%
8/6/99                6.02%               4.01%
8/13/99               5.98%               4.05%
8/20/99               5.88%               4.03%
8/27/99               5.85%               4.03%
9/3/99                5.89%               4.05%
9/10/99               5.89%               4.04%
9/17/99               5.87%               4.06%
9/24/99               5.75%               4.06%
9/30/99               6.00%               4.07%

Source: Bloomberg Financial Markets

"YOU MIGHT THINK THAT INFLATION-INDEXED BONDS SHOULD BENEFIT FROM INCREASED DEMAND WHEN INFLATION FEARS RISE, BUT THAT HASN'T BEEN THE CASE."


                                                 www.americancentury.com      3


Inflation-Adjusted Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                INVESTOR CLASS (INCEPTION 2/10/97)     ADVISOR CLASS (INCEPTION 6/15/98)
              INFLATION-     SALOMON      SALOMON    INFLATION-     SALOMON      SALOMON
               ADJUSTED     INFLATION-    TREASURY    ADJUSTED     INFLATION-    TREASURY
               TREASURY    LINKED INDEX    INDEX      TREASURY    LINKED INDEX    INDEX
==============================================================================================
6 MONTHS(1)     1.56%         1.87%        -2.65%       1.44%        1.87%        -2.65%
1 YEAR          1.50%         1.86%        -7.68%       1.27%        1.86%        -7.68%
==============================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND    2.40%        3.28%(2)      8.23%(2)     2.62%       3.74%(3)     -0.31%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/28/97, the date nearest the class's inception for which data are available.

(3) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 16-18 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/99
Salomon Treasury Index               $12,267
Salomon Inflation-Linked Index       $10,871
Inflation-Adjusted Treasury          $10,706

               Inflation-Adjusted    Salomon Inflation-    Salomon Treasury
                   Treasury             Linked Index             Index
DATE                 VALUE                 VALUE                 VALUE
2/28/1997           $10,000               $10,000               $10,000
3/31/1997            $9,858                $9,863                $9,756
4/30/1997            $9,920                $9,932                $9,981
5/31/1997            $9,977                $9,984               $10,099
6/30/1997            $9,943                $9,953               $10,291
7/31/1997           $10,034               $10,045               $10,896
8/31/1997           $10,061               $10,077               $10,589
9/30/1997           $10,076               $10,096               $10,884
10/31/1997          $10,173               $10,206               $11,253
11/30/1997          $10,224               $10,260               $11,400
12/31/1997          $10,161               $10,213               $11,592
1/31/1998           $10,214               $10,266               $11,826
2/28/1998           $10,207               $10,256               $11,739
3/31/1998           $10,200               $10,250               $11,767
4/30/1998           $10,225               $10,287               $11,809
5/31/1998           $10,292               $10,354               $12,033
6/30/1998           $10,316               $10,382               $12,315
7/31/1998           $10,341               $10,431               $12,261
8/31/1998           $10,337               $10,448               $12,810
9/30/1998           $10,550               $10,672               $13,288
10/31/1998          $10,580               $10,691               $13,076
11/30/1998          $10,564               $10,684               $13,189
12/31/1998          $10,512               $10,614               $13,155
1/31/1999           $10,608               $10,741               $13,281
2/28/1999           $10,543               $10,666               $12,629
3/31/1999           $10,543               $10,671               $12,601
4/30/1999           $10,597               $10,731               $12,612
5/31/1999           $10,680               $10,814               $12,429
6/30/1999           $10,669               $10,813               $12,281
7/31/1999           $10,670               $10,812               $12,220
8/31/1999           $10,669               $10,832               $12,177
9/30/1999           $10,706               $10,871               $12,267

$10,000 investment made 2/28/97*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Treasury and Salomon Inflation-Linked indices are provided for comparison. Inflation-Adjusted Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

               Inflation-Adjusted  Salomon Inflation-
                   Treasury          Linked Index
DATE                RETURN              RETURN
9/30/1997*          0.76%               0.96%
9/30/1998           4.70%               5.70%
9/30/1999           1.50%               1.86%

* From 2/28/97 (the date nearest the class's inception for which index data are available).


4      1-800-345-2021


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]

     An interview with Dave Schroeder, a portfolio manager on the Inflation-Adjusted Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Inflation-Adjusted Treasury's return was modestly positive, reflecting the general performance of Treasury inflation-indexed securities (TIIS). For the six-month period, the fund returned 1.56%, compared with the 1.87% return of the Salomon Brothers U.S. Inflation-Linked Index.* (See the previous page for other fund performance comparisons.)

THE FUND'S 30-DAY SEC YIELD AT THE END OF SEPTEMBER WAS MORE THAN 7% (SEE THE TABLE AT RIGHT), WHILE TRADITIONAL TREASURY BOND YIELDS WERE AROUND 6%. WHY WAS THE FUND'S YIELD SO HIGH?

     It's a function of the inflation adjustments. The face value of an inflation-indexed bond is adjusted each month for changes in the inflation rate. The inflation index used for TIIS is the consumer price index (CPI), but with a three-month lag. That means, for example, that the change in the CPI for July will be the inflation adjustment for the month of September.

     The twist is that these adjustments are considered income, just like interest payments. As a result, they count as part of the fund's yield.

     The July CPI value was 166.7, up from 166.2 in June. Therefore, the inflation adjustment for September was a relatively high 0.3%, which translates to 3.7% on an annualized basis. Add that to the real yield of around 4.1% on TIIS, and you get a total yield of about 7.8%. Subtract the fund's expense ratio from that, and you get approximately the 30-day SEC yield.

THANKS FOR THE MATH LESSON. DOES THE CPI ADJUSTMENT EXPLAIN WHY THE FUND'S YIELD CAN FLUCTUATE DRAMATICALLY FROM MONTH TO MONTH?

     Yes. Inflation-Adjusted Treasury's 30-day SEC yield was as high as 12.20% at the end of June; that was because April brought the biggest monthly CPI increase in nine years. Then the 30-day SEC yield dropped to 4.09% at the end of July, when we had essentially no inflation adjustment.

     This yield volatility does have an impact on the way we manage the portfolio. We typically keep some cash in the portfolio in case of shareholder withdrawals, but the amount varies. When TIIS yields are high, we tend to hold very little cash; when yields are low, we're inclined to hold more cash.

HOW DID THE FUND'S PORTFOLIO CHANGE OVER THE PAST SIX MONTHS?

     We tend to keep the fund's duration (a measure of price volatility as interest rates change) close to that of the Salomon Inflation-Linked Index, which is a good barometer of the overall TIIS market. As a result, the fund's duration ranged between 8.5 years and 9.5 years during the period.

     We differ from the index by overweighting bonds that we think offer the best potential returns in the TIIS market. In recent months, the fund has

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"INFLATION-ADJUSTED TREASURY'S 30-DAY SEC YIELD WAS AS HIGH AS 12.20% AT THE END OF JUNE."

PORTFOLIO AT A GLANCE
                                   9/30/99           3/31/99
NUMBER OF SECURITIES                  5                 4
WEIGHTED AVERAGE
   MATURITY                       12.1 YRS          11.3 YRS
AVERAGE DURATION                   8.7 YRS           8.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)                 0.51%*             0.49%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1999
                                   INVESTOR          ADVISOR
                                    CLASS             CLASS
30-DAY SEC YIELD                    7.32%             7.06%

Investment terms are defined in the Glossary on pages 18-19.


                                                www.americancentury.com      5


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

been overweight in 10-year TIIS because they've had higher real yields than three-year and 30-year TIIS.

     We've also kept about a quarter of the portfolio in a government agency inflation-indexed bond issued by the Tennessee Valley Authority (TVA). Government agency bonds tend to offer higher yields than Treasury bonds; the TVA bond has been yielding about 50 basis points (0.50%) more than TIIS of comparable maturity.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR INFLATION?

     A year ago, inflation was rising at a 1.5% annual rate, but today it's closer to 2.5%. The difference comes from a 10% increase in energy prices over the past year. But we think the rise in energy prices has run its course, and the Federal Reserve's recent rate hikes should keep the inflation rate at or around its current level as we head into 2000.

     Many analysts talk about the threat of tight labor markets leading to rising wages and higher prices; we've even mentioned it as a possibility in previous reports. But wage increases have been higher than the CPI for several years now, and we've seen little evidence that higher wages are being reflected in consumer prices.

WHAT DOES THIS MEAN FOR THE INFLATION-INDEXED BOND MARKET?

     TIIS aren't as attractive as they were six months ago, but they still offer a pretty good value compared with the rest of the Treasury bond market. Back in March, TIIS were a great bargain--real TIIS yields were around 3.9%, while real yields on traditional Treasury bonds were about 3.5%. Since then, however, TIIS have outperformed traditional Treasury bonds, and that has leveled the playing field somewhat.

     Right now, a 10-year TIIS has a real yield of 4.1%, while the nominal yield of a 10-year Treasury bond is around 6.1%. The difference between the two--about 2%--is the "breakeven" inflation rate. If inflation is less than 2% going forward, then traditional Treasurys offer the best deal; if inflation is greater than 2%, then TIIS are the way to go.

     Since we see inflation coming in a little higher than 2%, we think TIIS still provide a better value than traditional Treasury bonds. And if inflation trends higher than we expect, TIIS become an even more attractive investment opportunity.

WHAT ARE YOUR PLANS FOR INFLATION-ADJUSTED TREASURY GOING FORWARD?

     We plan to keep the portfolio positioned much like it is now, with a duration close to that of the benchmark index. We also intend to hang on to our government agency bond to benefit from its higher yield.

     Down the road, we may also try to position the portfolio a little more conservatively. Inflation protection is a conservative investment objective, and we manage the fund with this goal in mind. One way to make the portfolio more conservative is to reduce its interest rate sensitivity, and that's something we may do in the future.

[left margin]

"SINCE WE SEE INFLATION COMING IN A LITTLE HIGHER THAN 2%, WE THINK TIIS STILL PROVIDE A BETTER VALUE THAN TRADITIONAL TREASURY BONDS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
U.S. Treasury Securities            75%
U.S. Government Agency Securities   25%

AS OF MARCH 31, 1999
U.S. Treasury Securities            69%
U.S. Government Agency Securities   31%

Investment terms are defined in the Glossary on pages 18-19.


6      1-800-345-2021


Inflation-Adjusted Treasury--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 75.2%
         $1,196,874  U.S. Treasury Inflation-Indexed
                        Notes, 3.625%, 7/15/02                   $ 1,188,646
          2,089,274  U.S. Treasury Inflation-Indexed
                        Notes, 3.625%, 1/15/08                     2,022,025
          5,793,252  U.S. Treasury Inflation-Indexed
                        Notes, 3.875%, 1/15/09                     5,704,545
          3,168,531  U.S. Treasury Inflation-Indexed
                        Bonds, 3.875%, 4/15/29                     3,062,583
                                                                 -----------

TOTAL U.S. TREASURY SECURITIES                                    11,977,799
                                                                 -----------
   (Cost $12,130,834)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 24.8%
         $4,260,843  TVA Inflation-Indexed Notes,
                        3.375%, 1/15/07                          $ 3,943,100
                                                                 -----------
   (Cost $4,053,985)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $15,920,899
                                                                 ===========
   (Cost $16,184,819)

NOTES TO SCHEDULE OF INVESTMENTS

TVA = Tennessee Valley Authority


See Notes to Financial Statements               www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $16,184,819)
  (Note 3) ................................................        $ 15,920,899
Cash ......................................................             136,402
Investment in affiliated money
  market fund (Note 2) ....................................               2,235
Interest and other receivables ............................             156,606
                                                                   ------------
                                                                     16,216,142
                                                                   ------------

LIABILITIES
Accrued management fees (Note 2) ..........................               6,068
Distribution and service
  fees payable (Note 2) ...................................                  11
Dividends payable .........................................              17,376
Payable for trustees' fees and expenses ...................                  31
Accrued expenses and other liabilities ....................                 735
                                                                   ------------
                                                                         24,221
                                                                   ------------

Net Assets ................................................        $ 16,191,921
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ...........................................        $ 16,618,702
Accumulated net realized loss
  on investments ..........................................            (162,861)
Net unrealized depreciation
  on investments (Note 3) .................................            (263,920)
                                                                   ------------
                                                                   $ 16,191,921
                                                                   ============

Investor Class
Net assets ................................................        $ 16,171,139
Shares outstanding ........................................           1,733,609
Net asset value per share .................................        $       9.33

Advisor Class
Net assets ................................................        $     20,782
Shares outstanding ........................................               2,228
Net asset value per share .................................        $       9.33


8      1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...................................................          $ 379,525
                                                                      ---------
Expenses (Note 2):
Management fees ............................................             28,480
Distribution fees -- Advisor Class .........................                 26
Service fees -- Advisor Class ..............................                 26
Trustees' fees and expenses ................................                166
                                                                      ---------
                                                                         28,698
                                                                      ---------
Net investment income ......................................            350,827
                                                                      ---------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ...........................            (92,264)
Change in net unrealized
  depreciation on investments ..............................           (100,288)
                                                                      ---------

Net realized and unrealized
  loss on investments ......................................           (192,552)
                                                                      ---------

Net Increase in Net Assets
  Resulting from Operations ................................          $ 158,275
                                                                      =========


See Notes to Financial Statements              www.americancentury.com      9


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

                                                    SEPTEMBER 30,    MARCH 31,
Increase in Net Assets                                  1999           1999

OPERATIONS
Net investment income .........................    $    350,827     $   338,501
Net realized loss on investments ..............         (92,264)        (20,024)
Change in net unrealized
  depreciation on investments .................        (100,288)       (111,410)
                                                   ------------     -----------
Net increase in net assets
  resulting from operations ...................         158,275         207,067
                                                   ------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..............................        (350,184)       (338,135)
  Advisor Class ...............................            (643)           (366)
                                                   ------------     -----------
Decrease in net assets from distributions .....        (350,827)       (338,501)
                                                   ------------     -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ..................       7,393,812       3,842,717
                                                   ------------     -----------

Net increase in net assets ....................       7,201,260       3,711,283

NET ASSETS
Beginning of period ...........................       8,990,661       5,279,378
                                                   ------------     -----------
End of period .................................    $ 16,191,921     $ 8,990,661
                                                   ============     ===========



10      1-800-345-2021                      See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Inflation-Adjusted Treasury Fund (the fund) is one of the eight funds issued by the trust. The fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONs -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 1999, accumulated net realized capital loss carryovers of approximately $56,275 (expiring in 2006 through 2007) may be used to offset future taxable gains.

    The fund has elected to treat $9,570 of net realized losses incurred in the five month period ended March 31, 1999 as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


                                                www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM , under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended September 30, 1999, the effective annual Investor Class management fee was 0.51%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six months ended September 30, 1999 were $52.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

    As of September 30, 1999, the fund had invested $2,235 in shares of Capital Preservation Fund, which is a series of American Century Government Income Trust. The terms of the transaction were identical to those with non-related entities except that, to avoid duplicate management fees, the fund did not pay ACIM management fees with respect to assets invested in Capital Preservation Fund.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, for the six months ended September 30, 1999, were $13,367,197 and $6,157,429, respectively.

    On September 30, 1999, accumulated net unrealized depreciation was $268,222, based on the aggregate cost of investments for federal income tax purposes of $16,189,121. Accumulated net unrealized depreciation consisted entirely of unrealized depreciation of $268,222.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                      SHARES          AMOUNT
INVESTOR CLASS
Six months ended September 30, 1999
Sold .........................................      1,159,704      $ 10,897,956
Issued in reinvestment of distributions ......         32,007           301,386
Redeemed .....................................       (405,618)       (3,816,541)
                                                   ----------      ------------
Net increase .................................        786,093      $  7,382,801
                                                   ==========      ============

Year ended March 31, 1999
Sold .........................................        663,668      $  6,372,276
Issued in reinvestment of distributions ......         31,279           300,195
Redeemed .....................................       (295,763)       (2,840,158)
                                                   ----------      ------------
Net increase .................................        399,184      $  3,832,313
                                                   ==========      ============

ADVISOR CLASS
Six months ended September 30, 1999
Sold .........................................          2,187      $     20,703
Issued in reinvestment of distributions ......             63               588
Redeemed .....................................         (1,102)          (10,280)
                                                   ----------      ------------
Net increase .................................          1,148      $     11,011
                                                   ==========      ============

June 15, 1998(1) through March 31, 1999
Sold .........................................          1,043      $     10,051
Issued in reinvestment of distributions ......             37               353
Redeemed .....................................           --                --
                                                   ----------      ------------
Net increase .................................          1,080      $     10,404
                                                   ==========      ============

(1) Commencement of sale of the Advisor Class.

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended September 30, 1999.


                                                www.americancentury.com      13


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                            Investor Class
                                           1999(1)         1999         1998         1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $     9.48      $     9.63   $     9.74   $    10.00
                                        ----------      ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ...............       0.29            0.47         0.44         0.06
  Net Realized and Unrealized Loss
  on Investment Transactions ..........      (0.15)          (0.15)       (0.11)       (0.26)
                                        ----------      ----------   ----------   ----------
  Total From Investment Operations ....       0.14            0.32         0.33        (0.20)
                                        ----------      ----------   ----------   ----------
Distributions
  From Net Investment Income ..........      (0.29)          (0.47)       (0.44)       (0.06)
                                        ----------      ----------   ----------   ----------
Net Asset Value, End of Period ........ $     9.33      $     9.48   $     9.63   $     9.74
                                        ==========      ==========   ==========   ==========
  Total Return(3) .....................       1.56%           3.37%        3.45%       (1.98)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............       0.51%(4)        0.49%        0.50%        0.50%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............       6.19%(4)        4.84%        4.45%        5.03%(4)
Portfolio Turnover Rate ...............         55%            127%          69%        --
Net Assets, End of Period
  (in thousands) ...................... $   16,171      $    8,980   $    5,279   $    2,277

(1) Six months ended September 30, 1999 (unaudited).

(2) February 10, 1997 (inception) through March 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


14      1-800-345-2021                      See Notes to Financial Statements


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Advisor Class
                                                   1999(1)          1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........      $  9.48          $  9.64
                                                   -------          -------
Income From Investment Operations
  Net Investment Income .....................         0.28             0.34
  Net Realized and Unrealized Loss
  on Investment Transactions ................        (0.15)           (0.16)
                                                   -------          -------
  Total From Investment Operations ..........         0.13             0.18
                                                   -------          -------
Distributions
  From Net Investment Income ................        (0.28)           (0.34)
                                                   -------          -------
Net Asset Value, End of Period ..............      $  9.33          $  9.48
                                                   =======          =======
  Total Return(3) ...........................         1.44%            1.94%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................         0.76%(4)         0.74%(4)
Ratio of Net Investment Income
  to Average Net Assets .....................         5.94%(4)         4.56%(4)
Portfolio Turnover Rate .....................           55%             127%
Net Assets, End of Period
  (in thousands) ............................      $    21          $    10

(1) Six months ended September 30, 1999 (unaudited).

(2) June 15, 1998 (commencement of sale) through March 31, 1999.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      15


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INFLATION-ADJUSTED TREASURY seeks to provide a total return and inflation protection consistent with an investment in inflation-indexed securities issued by the U.S. Treasury. The fund has no average maturity limitations. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The SALOMON BROTHERS TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

     The SALOMON BROTHERS U.S. INFLATION-LINKED INDEX is an index of inflation-linked U.S. Treasury securities.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       DAVE SCHROEDER


                                              www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 14-15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includesboth interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the
number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expensesand fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON -- the stated interest rate of a security.

SECURITY TYPES

* U.S. TREASURY INFLATION-INDEXED SECURITIES (TIIS) -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. GOVERNMENT AGENCY INFLATION-INDEXED SECURITIES -- similar to the Treasury securities, but issued by U.S. government agencies such as the Tennessee Valley Authority.


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com      19

Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                  Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18628                     (c)1999 American Century Services Corporation